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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

STAAR Surgical Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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STAAR SURGICAL COMPANY
1911 Walker Avenue
Monrovia, California 91016

May 5, 2014

        You are cordially invited to attend the annual meeting of the stockholders (the "Annual Meeting") of STAAR Surgical Company ("STAAR" or the "Company"). The Annual Meeting will be held on Monday, June 9, 2014 at 8:30 a.m. (Pacific Daylight Time), at STAAR's headquarters at 1911 Walker Avenue, Monrovia, California, 91016.

        The actions we expect to take at the Annual Meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

        Please use this opportunity to take part in the affairs of STAAR by voting on the business to come before the Annual Meeting.

        If you are a record holder of STAAR's Common Stock at the close of business on April 17, 2014, you are eligible to vote on these matters, either by attending the Annual Meeting in person or by proxy. It is important that your shares be voted, whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum. Therefore, please follow the instructions for voting (whether by Internet, telephone or mail) in the enclosed proxy statement and on the enclosed proxy card. If you wish to vote by mail, complete, date, sign, and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy or voting electronically does NOT deprive you of your right to attend the Annual Meeting and vote your shares in person at the Annual Meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely,

Barry Caldwell President and Chief Executive Officer

STAAR SURGICAL COMPANY
1911 Walker Avenue
Monrovia, California 91016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The annual meeting of the stockholders of STAAR Surgical Company (the "Annual Meeting") will take place on Monday, June 9, 2014, at 8:30 a.m. (Pacific Daylight Time), at STAAR's headquarters at 1911 Walker Avenue, Monrovia, California, 91016. The purpose of the meeting is to do the following:

  1.
  elect the following seven director nominees for a term of one year expiring at the 2015 annual meeting of stockholders and until their successors are duly elected and qualified: Mark B. Logan, Barry Caldwell, Charles Slacik, Richard A. Meier, John C. Moore, Kathryn Tunstall, and Caren Mason;

  2.
  approve the amendment and restatement of the Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan ( the "2003 Plan") to increase the number of shares of our common stock that are reserved for issuance under the plan by 1.5 million shares;

  3.
  approve the amendment and restatement of each of the Restated Certificate of Incorporation and Amended and Restated Bylaws to increase the authorized size of the Board of Directors from seven to nine directors;

  4.
  ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending January 2, 2015;

  5.
  hold an advisory vote to approve STAAR's compensation of its named executive officers; and

  6.
  transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        The Board of Directors recommends a vote "FOR" the election of its director nominees, "FOR" the amendment of the 2003 Plan, "FOR" the amendment and restatement of each of the Restated Certificate of Incorporation and Amended and Restated Bylaws, "FOR" the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending January 2, 2015 and "FOR" the approval of the compensation of our named executive officers.

        Only stockholders listed on STAAR's records at the close of business on April 17, 2014 ("Stockholders") are entitled to vote.

        As stated in the enclosed Proxy Statement, we are soliciting proxies on behalf of the Board of Directors of STAAR. All proposals presented above are proposals of the Board of Directors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 9, 2014

        You can find our 2014 proxy statement and 2013 annual report on Form 10-K at www.staar.com/proxy-materials. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

        We cordially invite all Stockholders to attend the Annual Meeting in person. Your vote is important. Please vote as promptly as possible, whether by Internet or telephone or, by completing, dating, signing and returning the accompanying proxy in the enclosed postage-paid envelope. Your prompt electronic voting or return of the proxy will help us in quickly processing votes and in ensuring that a quorum is present. If you return your proxy or vote electronically, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish.

        If you want to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement at any time prior to its exercise.

By Order of the Board of Directors,

Samuel Gesten Vice President, General Counsel and Secretary Monrovia, California May 5, 2014

STAAR SURGICAL COMPANY
1911 Walker Avenue
Monrovia, California 91016

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 9, 2014

        The Board of Directors of STAAR Surgical Company is soliciting your proxy for use at the 2014 Annual Meeting of Stockholders to be held on Monday, June 9, 2014. The Board of Directors is making proxy materials available on the Internet and mailing proxy materials to stockholders on or about May 5, 2014.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:
Why are you providing this proxy statement?

A:
The Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on April 17, 2014—the "Record Date" for the Annual Meeting—and as such you are entitled to vote at the meeting. STAAR has made the proxy statement and related materials available to you on the Internet and also has delivered printed versions of these materials to you by mail, in connection with this solicitation.

Q:
What is included in the proxy materials I should read?

A:
The proxy materials include the following:

•
this proxy statement; and

•
our annual report on Form 10-K for fiscal year 2013.

  You should also have received a proxy card or a voting instruction card. This is only one method to vote your shares; we describe other methods below.

Q:
What is the voting requirement to elect the directors and to approve each of the proposals?

A:
In Proposal No. 1, the election of directors, the seven persons receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes have no effect on the vote.

  In Proposal No. 2, the approval of the amendment and restatement of the Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan (the "2003 Plan") to increase the number of shares of our common stock that are reserved for issuance under the plan by 1.5 million shares requires the affirmative vote of a majority of voting power present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect of a vote "AGAINST" this proposal. Broker non-votes have no effect because under applicable stock exchange rules they are not entitled to vote on the proposal.

  In Proposal No. 3, approval of the amendment and restatement of the Restated Certificate of Incorporation and Amended and Restated Bylaws to increase the authorized size of the Board of Directors from seven to nine directors requires the affirmative vote of two-thirds of voting power present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect of a vote "AGAINST" this proposal. Broker non-votes have no effect because by definition they are not entitled to vote on the proposal.

  In Proposal No. 4, the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending January 2, 2015, requires the affirmative vote of a majority of voting power present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect of a vote "AGAINST" this proposal. Brokers may vote on this proposal if not instructed by their clients.

  Proposal No. 5 is an advisory vote to approve the compensation of our named executive officers. The vote standard is a majority of voting power present in person or by proxy and entitled to vote on the proposal. Abstentions have the same effect as a vote "AGAINST" the proposal. Broker non-votes have no effect because under applicable stock exchange rules they are not entitled to vote on this proposal.

Q:
What are "broker non-votes"?

A:
If a beneficial owner fails to give voting instructions for the 2014 Annual Meeting, the stock broker, bank or other nominee will be able to vote the beneficial owner's shares on routine proposals such as the proposal to ratify the selection of our independent registered public accountant, but may not vote the shares on non-routine proposals, which includes all other matters currently proposed at the 2014 meeting. When a broker or nominee votes a client's shares on routine proposals, those shares are included in the vote (and in establishing a quorum for the meeting) but they will be missing from the vote on non-routine proposals, where brokers are not entitled to vote. These missing votes are called "broker non-votes." Broker non-votes have a varying effect on the approval or disapproval of proposals, as described above under the answers to the question "What is the voting requirement to elect the directors and to approve each of the proposals?"

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If you hold shares through a stock certificate registered directly in your name with STAAR's transfer agent, American Stock Transfer & Trust Company, you are a stockholder of record with respect to those shares.

  If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. As the beneficial owner, you have the right to instruct your broker, bank or nominee how to vote your shares by the various methods described below.

Q:
How do I vote before the Annual Meeting?

A:
There are three ways to vote before the meeting:

•
By Internet.  If you have Internet access, we encourage you to vote on www.proxyvote.com by following instructions on the proxy card.

•
By telephone.  You may vote by making a toll-free telephone call from the U.S. or Canada to 1-800-690-6903.

•
By mail.  You can vote by mail by completing, signing, dating and returning the proxy card enclosed with this proxy statement using the postage-paid envelope provided herein.

Q:
How can I vote at the Annual Meeting?

A:
If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote through a representative at the meeting by executing a proper proxy designating that person.

  If you are a beneficial owner and wish to vote in person, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot at the Annual Meeting.

Q:
How many votes do I have?

A:
You are entitled to one vote for each share of common stock that you hold.

Q:
Can I cumulate votes?

A:
No, STAAR does not have cumulative voting for directors. This means you have one vote per share for each of the seven seats subject to election.

Q:
What can I do if I change my mind after I vote my shares?

A:
If you change your mind, you can revoke your proxy by any of the following methods:

•
By voting again by proxy over the Internet or by telephone until 11:59 p.m. on June 8, 2014—only your last Internet or telephone vote will be counted.

•
By mailing a new proxy card.

•
If you are a record holder, by attending the Annual Meeting and voting in person; attending the Meeting in person will not automatically revoke your proxy unless you vote again at the Meeting or file a written revocation with STAAR's Secretary at or before the Meeting.

•
If you are a beneficial holder, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot at the Annual Meeting.

Q:
Who will count the vote?

A:
An automated system independently maintained by Broadridge Financial Solutions, Inc. will tabulate the vote and submit the results to officers of STAAR who will be designated as the inspectors of election.

Q:
What constitutes a quorum?

A:
As of the record date, 38,376,146 shares of common stock were issued and outstanding. A majority of the outstanding shares, or 19,188,074 shares, present or represented by proxy, constitutes a quorum for the purpose of electing directors and adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Q:
Who can attend the Annual Meeting?

A:
Any Stockholder as of the Record Date may attend the Annual Meeting. Stockholders of record will be required to show valid identification. Beneficial owners must request an admission ticket in advance of the meeting by writing to the Office of the Secretary, STAAR Surgical Company, 1911 Walker Ave., Monrovia, California 91016, or faxing the request to (626) 358-3049. You must provide evidence of your ownership of shares with your request, which you can obtain from your broker, bank or nominee. We encourage you or your broker to fax your ticket request and proof of ownership in order to avoid any mail delays.

Q:
What authority does my broker have to vote my shares?

A:
If you are a beneficial owner holding your shares through a broker or other nominee, and you do not return your voting instruction card to your broker, the broker or other nominee has the ability to vote your shares at the Annual Meeting on matters that are defined as "routine" under the rules of the New York Stock Exchange. The ratification of the selection of BDO USA, LLP to serve as our independent registered public accountants is considered a routine matter on which brokers will generally have the discretion to give a proxy to vote common stock. None of the other proposals at the Annual Meeting is considered routine and your broker has no authority to vote on them.

Q:
What happens if a nominee for director is unable to serve?

A:
If a nominee becomes unavailable for election—a circumstance we do not expect—the proxy holders will vote for a substitute nominee designated by the Board of Directors.

Q:
When are stockholder proposals due for the 2015 Annual Meeting?

A:
If a stockholder seeks to include a proposal in the proxy statement for STAAR's 2015 annual meeting, our corporate secretary must receive the proposal at our offices at 1911 Walker Avenue, Monrovia, California 91016 no later than January 5, 2015 in a form that complies with the regulations of the Securities and Exchange Commission (the "SEC"). If we advance or delay the date of the 2015 annual meeting more than 30 days from the anniversary date of the 2014 Annual meeting, stockholder proposals intended to be included in the proxy statement for the 2015 annual meeting must be received by us within a reasonable time before STAAR begins to print and mail the proxy statement for the 2015 annual meeting. If we determine that the date of the 2015 annual meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2014 annual meeting, we will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

  If we receive notice after March 23, 2015 that a stockholder intends to present a proposal at our 2015 Annual Meeting, we will have the right to exercise discretionary voting authority over the proposal, if it is presented at the meeting, without including information regarding the proposal in our proxy materials.

Q:
Can Stockholders nominate candidates for the Board of Directors at the Annual Meeting?

A:
Our Bylaws provide that stockholders may nominate candidates for the Board of Directors only if they have delivered notice to the Secretary of STAAR, or mailed notice to the Secretary of STAAR by first class United States mail, postage prepaid, at least 14 days and no more than 50 days prior to the Annual Meeting, except that, if we give less than 20 days' notice of the Annual Meeting to Stockholders, the written notice must be delivered or mailed to the Secretary of STAAR no later than the close of the seventh day following the day on which we mail notice of the Annual Meeting to Stockholders. Each such written notice nominating a candidate must include (1) the name and address of the stockholder making the recommendation; (2) a representation that the stockholder is a holder of stock of STAAR; (3) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (4) the principal occupation or employment of each such nominee, (5) the number of shares of stock of STAAR that are beneficially owned by each nominee, and (6) the consent of the nominee to serve as a director of STAAR if so elected.

Q:
How often will STAAR conduct an advisory vote to approve executive compensation?

A:
STAAR currently intends to conduct an advisory vote to approve executive compensation—sometimes referred to as "say on pay"—at each annual meeting of the stockholders. In an advisory vote at the 2013 annual meeting, approximately 96% of the voting power present in person or by proxy and entitled to vote on the matter voted in favor of annual advisory votes on executive compensation.

Q:
How often will STAAR conduct an advisory vote on the frequency of holding future advisory votes on executive compensation?

A:
The rules under the Securities Exchange Act require STAAR to conduct an advisory vote every six years on whether "say on pay" votes shall take place every one, two or three years. Therefore, the next such vote will take place no later than our annual meeting of stockholders in 2017.

Q:
How much did this proxy solicitation cost and who is paying for it?

A:
STAAR will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of Proxies. We expect officers and regular employees of STAAR to communicate with Stockholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, email or in person to request that Proxies be furnished. No additional compensation will be paid for these services. We will reimburse banks, brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation materials to the beneficial owners.

Q:
Will other business be presented at the Annual Meeting?

A:
As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for consideration at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the proxy holders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy.

Q:
Can I obtain additional information on STAAR's website?

A:
STAAR's home page is www.staar.com. In the Investor Information area of the website you can find the following information:

•
Audit Committee Charter;

•
Compensation Committee Charter;

•
Nominating and Governance Committee Charter;

•
Code of Business Conduct and Ethics; and

•
Guidelines on Significant Corporate Governance Issues.

 Security Ownership of Principal Stockholders and Management

        The following table shows, as of the Record Date, information concerning the shares of common stock beneficially owned by each person known by STAAR to be the beneficial owner of more than 5% of our Common Stock (other than directors and executive officers). This information is based on publicly available information filed with the SEC as of the Record Date.

Name and Address	Shares Beneficially Owned	Percent of Class(1)
Broadwood Partners, L.P.(2)	6,887,095	17.9%
724 Fifth Ave., 9th Floor New York, NY 10019
Putnam Investments, LLC(3)	4,928,580	12.8%
One Post Office Square Boston, MA 02109
Palo Alto Investors, LLC(4)	3,214,253	8.4%
470 University Ave. Palo Alto, CA 94301
Ameriprise Financial, Inc.(5)	2,162,347	5.6%
145 Ameriprise Financial Center Minneapolis, MN 55474
Blackrock, Inc.(6)	2,111,796	5.5%
40 East 52nd Street New York, NY 10022

(1)
Based on 38,376,146 shares of common stock outstanding on the Record Date. Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on the Record Date.

(2)
Broadwood Capital, Inc., Broadwood Partners, L.P. and Neal C. Bradsher previously reported their ownership of STAAR securities in a Schedule 13D/A filed on June 28, 2010. In a Form 4 filed December 16, 2013, Broadwood Capital, Inc. and Broadwood Partners, L.P. reported on the same Form 4 that they own 6,887,095 shares as of December 12, 2013. Neal C. Bradsher reported on the same Form 4 that he owns 25,900 shares as of such date.

(3)
In its Schedule 13G/A filed on February 14, 2014 with respect to its ownership of STAAR securities as of December 31, 2013, Putnam Investments, LLC states that it has sole voting power as to 98,938 shares, shared voting power as to no shares, sole dispositive power as to 4,928,580 shares, and shared dispositive power as to no shares. Putnam Investment Management, Inc., states that it has sole voting power as to 3,986 shares, shared voting power as to no shares, sole dispositive power as to 4,817,230 shares, and shared dispositive power as to no shares. The Putnam Advisory Company, LLC states that it has sole voting power as to 94,952 shares, shared voting power as to no shares, sole dispositive power as to 111,350 shares, and shared dispositive power as to no shares. Putnam Equity Spectrum Fund states that it has sole voting power as to 3,902,624 shares, shared voting power as to no shares, sole dispositive power as to 3,902,624 shares, and shared dispositive power as to no shares.

(4)
In its Schedule 13G/A filed February 14, 2014 with respect to its ownership of STAAR securities as of December 31, 2013, each of Palo Alto Investors, LLC, Patrick Lee, MD and Anthony Joonkyoo Yun, MD reports shared voting and shared dispositive power as to 3,214,253 shares, Palo Alto Healthcare Master Fund II, L.P. states that it has shared voting and dispositive power as to 1,845,574 shares.

(5)
In its Schedule 13G/A filed February 13, 2014 with respect to its ownership of STAAR securities as of December 31, 2013, Ameriprise Financial, Inc. states that it has shared voting power as to 1,516,716 shares and shared dispositive power as to 2,162,347 shares. Columbia Management Investment Advisors, LLC states that it has shared voting power as to 1,516,716 shares and shared dispositive power as to 2,162,347 shares.

(6)
In its Schedule 13G/A filed January 30, 2014 with respect to its ownership of STAAR securities as of December 31, 2013, Blackrock, Inc. states that it has sole voting power as to 2,029,991 shares and sole dispositive power as to 2,111,796 shares.

        The following table shows, as of the Record Date, information with respect to the shares of Common Stock beneficially owned by (1) each director and director nominee, (2) each person (other than a person who is also a director or a director nominee) who is named in the Summary Compensation Table below, and (3) all current executive officers and directors as a group.

	Shares Beneficially Owned
Name(1)	Shares of Common Stock Owned(2) (#)		Shares Subject to Options Exercisable on or Before June 16, 2014(3) (#)	Total (#)	Percent of Class(4)
Barry Caldwell**	296,839	(5)	349,999	663,838	1.7%
Mark B. Logan**	32,400		45,136	77,536	*
Don Bailey**	108,937		175,000	283,937	*
John C. Moore**	78,800		52,500	131,300	*
Richard Meier**	38,800		75,000	113,800	*
Charles Slacik**	9,400		20,000	29,400	*
Kathryn Tunstall**	1,585		3,589	5,174	*
Caren Mason**	—		—	—	*
Stephen Brown	—	(5)	—	—	*
Deborah Andrews(7)	37,552	(5)	84,999	122,551	*
Robin Hughes	30,328	(5)	129,999	160,327	*
Samuel Gesten	19,807	(6)	53,332	78,639	*
James Francese	14,960	(5)	6,666	28,626	*
All current directors and executive officers as a group (11 individuals)	631,856		911,221	1,543,077	4.0%

*
Less than 1%.

**
Director or Nominee

(1)
The business address of each person named is c/o STAAR Surgical Company, 1911 Walker Avenue, Monrovia, California 91016.

(2)
Pursuant to Rule 13d-3(a), includes all shares of common stock over which the listed person has, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, voting power, which includes the power to vote, or to direct the voting of, the shares, or investment power, which includes the power to dispose, or to direct the disposition of, the shares. STAAR believes that each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by him or her, subject to community property laws, where applicable, except where otherwise noted. Restricted shares are listed even when unvested and subject to forfeiture because the holder has the power to vote the shares.

(3)
In accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, each listed person is deemed the beneficial owner of shares that the person has a right to acquire by exercise of a vested option or other right on or before June 16, 2014 (60 days after the Record Date).

(4)
Based on 38,376,146 shares of Common Stock outstanding on the stock records as of the Record Date. The percentages are calculated in accordance with Rule 13d-3(d)(1), which provides that shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable on or before June 16, 2014 (60 days after the Record Date) are deemed outstanding for the purpose of calculating the number and percentage that each person owns, but not deemed outstanding for the purpose of calculating the percentage that any other listed person owns.

(5)
Includes the following shares that are restricted and subject to forfeiture pursuant to vesting conditions that expire on March 2, 2015 and March 4, 2016, respectively, as follows: Barry Caldwell, 15,000 and 15,000, shares; Deborah Andrews, 7,500 and 7,500 shares; Stephen Brown, 0 and 0 shares; Robin Hughes, 7,500 and 7,500 shares; and James Francese, 0, and 7,500 shares.

(6)
For Samuel Gesten, includes the following shares that are restricted and subject to forfeiture pursuant to vesting conditions that expire on April 2, 2015, and March 6, 2016, respectively; 7,500 and 7,500 shares.

(7)
Former Chief Financial Officer and Named Executive Officer for 2013.

 PROPOSAL NO.1
ELECTION OF DIRECTORS

        STAAR's directors each serve a one-year term and are subject to election at each annual meeting of the stockholders. Our Bylaws permit the Board of Directors to fix the number of its members, so long as there are no fewer than three directors and no more than seven directors. The Board of Directors has provided that the number of its members will be fixed at seven as of the date of the Annual Meeting.

        The Board of Directors has nominated Mark B. Logan, Barry Caldwell, Richard A. Meier, John C. Moore, and Charles Slacik, for re-election and Kathryn Tunstall, and Caren Mason for initial election to their seats. Each of these nominees has indicated their willingness to serve and, unless otherwise instructed, the Proxy holders will vote the Proxies received by them for those seven nominees. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any continuation, postponement or adjournment of the meeting, the Proxy holders will vote the Proxies for another nominee, if any, the current Board of Directors designates to fill the vacancy. STAAR has no reason to believe that any of its seven nominees will be unable or unwilling to serve if elected as a director. Mr. Don Bailey's term as a director will end immediately prior to the 2014 Annual Meeting.

        The qualifications of the individual directors upon which the Nominating and Governance Committee based its nominations are described along with the biography of each nominee below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

        The following table shows the composition of our Board of Directors on the date of this Proxy Statement. All terms expire at the 2014 Annual Meeting.

Name of Director	Board of Directors Positions and Committee Memberships	Independent(1)
Mark B. Logan	Chairman of the Board of Directors	X
Chairman, Compensation Committee
Member, Nominating and Governance Committee
Barry Caldwell	Member
Kathryn Tunstall	Member, Compensation Committee	X
Member, Nominating and Governance Committee
Charles Slacik	Chairman, Audit Committee	X
Don Bailey	Member, Audit Committee	X
Richard A. Meier	Chairman, Nominating and Governance Committee	X
Member, Compensation Committee
John C. Moore	Member, Compensation Committee	X
Member, Nominating and Governance Committee
Member, Audit Committee

(1)
Directors designated as "independent" have been determined by the Board of Directors to be independent as that term is defined under the rules of the NASDAQ Global Market and the SEC.

        Information regarding the business experience of each current director nominee and each executive officer is provided below.

Director Nominees

  Barry Caldwell
  Director since May 2007
  President and Chief Executive Officer
  Age 63

        Background.    Barry Caldwell was elected to STAAR's Board of Directors at its 2007 Annual Meeting, and he has served as STAAR's President and Chief Executive Officer since November 27, 2007. Mr. Caldwell previously served as President, Chief Executive Officer and director of Iridex Corporation, a worldwide provider of therapeutic laser systems and delivery devices used to treat eye diseases and skin conditions, from 2005 through 2007. From 1979 to 2002, Mr. Caldwell served in various capacities with Alcon Laboratories, Inc., a leading developer, manufacturer and marketer of ophthalmology products. His executive positions included Vice President and General Manager of Alcon's U.S. Surgical Division and Vice President of Alcon Canada. Mr. Caldwell has served on the Boards of Directors of Laser Diagnostic Technologies, A.R.C. Laser, Inc. and Tekia, Inc. In addition, he has served on the Boards of Directors for three ophthalmic industry groups, AdvaMed, NAEVR and EyeRx Coalition. He is also a former member of the Kentucky State Legislature where he served three consecutive terms in the State's House of Representatives. Mr. Caldwell has a Bachelor of Arts degree in Political Science and English from Georgetown College and a Juris Doctorate from the Northern Kentucky University Chase College of Law.

        Qualifications.    The Nominating and Governance Committee believes it is important that STAAR's CEO also serves on its Board of Directors. Even before Mr. Caldwell became CEO, he was selected by the Committee and elected to serve as an independent director because of his extensive experience in the ophthalmic industry, including specifically the IOL business, and record of successfully leading ophthalmic companies and other medical device makers. The Committee believes that Mr. Caldwell has been highly effective both as leader of STAAR's management and as a member of the Board of Directors, and on that basis the Board of Directors unanimously recommend his re-election.

  Mark B. Logan
  Director since November 2010
  Chairman of the Board of Directors
  Chairman of the Compensation Committee
  Member of the Nominating and Governance Committee
  Age 75

        Background.    Mr. Logan has 35 years of executive level experience in the healthcare products industry. Mr. Logan is currently the co-founder and President and CEO of TearSolutions, L.L.C. a company focused on a natural replacement therapy for dry eyes. Previously, he served as Chairman and Chief Executive Officer of VISX, Inc. from 1994 to 2001. VISX was subsequently acquired by Advanced Medical Optics (now a part of Abbott Laboratories). VISX was a pioneer with the excimer laser approach to refractive surgery. Prior to joining VISX, Mr. Logan served as Chairman and CEO of Insmed Pharmaceuticals, Inc., and before that he was a principal at McManus Associates (a healthcare research and management firm), with clients including Merck, Bristol Myers Squibb and American Diabetes Association. Before that, he spent four years as Executive Vice President and Chief Operating Officer and board member at Bausch & Lomb. Bausch & Lomb is one of the largest companies in the ophthalmic surgical sector. His prior experience includes senior executive positions at Becton, Dickinson & Company and Wyeth, Inc. Mr. Logan is member of the Board of Directors of VIVUS, Inc., a biopharmaceutical company developing therapies to address obesity, sleep apnea, diabetes and male sexual health. Mr. Logan also serves on the board of the University of Virginia Heart & Vascular Center, serves on the Board of Advisors of Gencia Inc., and serves as a trustee of the Southern Environmental Law Center. Mr. Logan earned a Bachelor of Arts degree in Biology from Hiram College. He was a Woodrow Wilson Fellow at New York University and has completed the Program for Management Development (PMD) at Harvard University.

        Qualifications.    In January 2014, the Board of Directors unanimously elected Mr. Logan to serve as Chairman because during his tenure as Chairman and CEO of VISX, and his tenure as Chairman of VIVUS, he had demonstrated significant skills in strategy, development and execution, and had overseen significant gains in stockholder value. The Committee believes the skills he has exhibited in his past leadership roles will increase stockholder value at STAAR.

        Also, the Committee believes Mr. Logan's expertise in management of an expanding ophthalmic business, especially in the area of refractive surgery brings valuable insight and experience to the Board of Directors. In particular, as Chairman and Chief Executive Officer of VISX from 1994 to 2001, Mr. Logan oversaw the successful introduction of the leading excimer laser system used in custom LASIK. Through his chairmanship of VIVUS he has current experience in the FDA-regulated environment and familiarity with best current practices in corporate governance. The Board of Directors unanimously recommends his re-election at the Annual Meeting based on his broad experience and record of success in the industry and the valuable insights he has provided during his service.

  Richard A. "Randy" Meier
  Director since June 2009
  Chairman of the Nominating and Governance Committee
  Member of the Compensation Committee
  Age 54

        Background.    Since March 2013, Mr. Meier has served as Executive Vice President, Chief Financial Officer of Owens & Minor,  Inc., a global provider of healthcare services. Mr. Meier has served as a director of BioMarin Pharmaceutical Inc. since 2006, and has served as the Chairman of its Audit Committee since March 2010. Mr. Meier served as Executive Vice President and Chief Financial Officer of Teleflex Incorporated, a global provider of medical devices, from January 2010 to March 2012. Prior to that position he was President and Chief Operating Officer of Advanced Medical Optics (AMO) from February 2007 through April 2009, when it was acquired by Abbott Laboratories. AMO is one of the largest companies in the ophthalmic surgical sector. From April 2006 to February 2007, Mr. Meier was AMO's Executive Vice President, Operations, President, Global Eye Care, and Chief Financial Officer. From February 2004 to April 2006, he was AMO's Executive Vice President of Operations and Finance and Chief Financial Officer, and from April 2002 to February 2004, Mr. Meier was Corporate Vice President and Chief Financial Officer. Prior to joining AMO, Mr. Meier was the Executive Vice President and Chief Financial Officer of Valeant Pharmaceuticals, Inc., from October 1999, and Senior Vice President & Treasurer from May 1998 to October 1999. Before joining Valeant, Mr. Meier was an executive with the investment banking firm of Schroder & Co. Inc. in New York, from 1996 to 1998. Prior to Mr. Meier's experience at Schroder & Co., he held various financial and banking positions at Salomon Smith Barney, Manufacturers Hanover Corporation, Australian Capital Equity, and Greyhound Lines, Inc. Mr. Meier is a graduate of Princeton University with a Bachelor of Arts degree in Economics.

        Qualifications.    The Nominating and Governance Committee believes that Mr. Meier's experience in the ophthalmic industry, including several years at one of STAAR's largest competitors, has provided key insights to the Board of Directors in areas such as marketing, strategic planning, mergers and acquisitions, FDA regulatory process, financial management, public company reporting, investor relations, and public finance. Mr. Meier is the only member of the Board of Directors with significant investment banking experience. To secure the continued availability of Mr. Meier's guidance the Board of Directors unanimously recommends his re-election.

  John C. Moore
  Director since January 2008
  Member of the Nominating and Governance Committee
  Member of the Compensation Committee
  Member of the Audit Committee
  Age 70

        Background.    Since December 2012, Mr. Moore has served as Chairman of the Board of Directors of Optovue, Inc. Mr. Moore has more than 25 years of executive experience at ophthalmic medical device companies, where he managed R&D, operations, marketing, sales, business development, service, and finance teams. Between April 2005 and January 2007, Mr. Moore served as CEO of Notal Vision, an Israel-based ophthalmic company that develops comprehensive diagnostic solutions for the early detection and monitoring of age-related macular degeneration (AMD). Mr. Moore served as the President and CEO of Laser Diagnostic Technologies, a manufacturer of ophthalmic diagnostic laser devices used for the early detection of glaucoma, from 2000 until it was acquired by Carl Zeiss Meditec, Inc. in 2004. Before this, Mr. Moore was a vice president at Alcon Laboratories one of the largest companies in the ophthalmic surgical sector where he was responsible for pursuing and executing strategic acquisitions and partnerships to broaden that company's product portfolio. Mr. Moore also spent more than 10 years at Carl Zeiss, Inc., a multinational ophthalmic company with primary businesses in optics, medical, scientific and semiconductor products. Mr. Moore received his Bachelor of Science degree in General Science from University of Rochester.

        Qualifications.    Mr. Moore's long experience in the ophthalmic and medical device industries encompasses both large, well established companies and innovative start-ups. The Nominating and Governance Committee believes that Mr. Moore's familiarity with the technical side of the industry and the challenges faced by emerging technology companies has been an important resource for the Board of Directors and for stockholders, and has been especially valuable in guiding the management of research and development, strategic planning and "right-sizing." The Committee believes his familiarity with international operations in the medical device industry will be especially important in light of STAAR's worldwide business and initiatives to integrate global operations. For these reasons the Board of Directors unanimously recommends his re-election.

  Charles Slacik
  Director since September 2012
  Chairman of the Audit Committee
  Age 60

        Background.    Mr. Slacik has over 30 years of executive level experience in the health care industry, serving most recently as the Senior Vice President and Chief Financial Officer of Beckman Coulter Inc. from October 2006 until June 2011. Prior to joining Beckman Coulter, Mr. Slacik served as Executive Vice President and Chief Financial Officer of Watson Pharmaceuticals Inc. from 2003 to 2006. From 1999 to 2003 he served as Senior Vice President and Chief Financial Officer of C.R. Bard, Inc. Previously, Mr. Slacik held positions of growing responsibility for Wyeth (formerly American Home Products Corporation) starting in 1982 in various financial and operating positions including Corporate Controller, Executive Vice President of Whitehall-Robins Consumer Products, Sherwood-Davis & Geck Medical Device Group, and American Cyanamid Agricultural Products Group. In his last Wyeth role, he served as Chief Operating Officer of the Solgar Division, one of Wyeth's acquired companies. Early in his career, he earned his Certified Public Accountant (CPA) license and worked as a senior auditor for Arthur Andersen & Co. He is a member of the Connecticut Society of CPAs. Mr. Slacik received his Bachelor of Science degree in Accounting and Finance from the University of Connecticut. Since May 2011, Mr. Slacik has serves as a Director of the Board and currently serves as Chairman of the Audit Committee at Sequenom, Inc.

        Qualifications.    The Committee believes that Mr. Slacik brings a significant amount of senior executive experience in finance, administration and operations from varied healthcare, pharmaceuticals, medical devices and consumer products companies. His experience with implementing and overseeing financial controls and procedures, as well as his experience with ensuring the professionalism and integrity of a public company's financial department, are greatly valued. The Committee believes that his depth of experience in accounting and auditing, which includes experience as a CPA and CFO will significantly contribute to stockholder value. To secure the continued availability of Mr. Slacik's expertise and skills the Board of Directors unanimously recommends his election.

  Kathryn Tunstall
  Director since January 2014
  Member of the Compensation Committee
  Member of the Nominating and Governance Committee
  Age 64

        Background.    From 2000 to 2013, Ms. Tunstall served as Chairman of Conceptus, Inc., a developer, maker, and marketer of medical devices for women. Ms. Tunstall served as Conceptus' first President and Chief Executive Officer from 1993-2000. In 2013 Conceptus was acquired by Bayer AG for $1.1 billion. Prior to joining Conceptus in 1993, Ms. Tunstall served for seven years in executive leadership roles with Baxter International, most recently as President of the Company's Edwards Less Invasive Surgery Division. She also spent more than 12 years in various marketing, finance and operational roles with divisions of American Hospital Supply, including McGaw Laboratories, a division that manufactured and sold medical equipment and disposable supplies. She received her B.A. in Economics from the University of California- Santa Barbara. Ms. Tunstall's prior corporate governance experience includes both private and public boards. She currently serves on the board of Auxogyn, Inc., a venture-backed medical technology company focused on women's reproductive health. Ms. Tunstall previously served as chairman of two private development-stage companies she co-founded; Fair Advantage Inc., a development-stage educational company and HopeLink Corporation, an information solutions company for improving new product development efforts in the bio-pharmaceutical industry by locating and enrolling patients in treatment trials. Ms. Tunstall also served as a director, chair of the compensation committee and the audit committee for Caliper Life Sciences, a publicly-traded provider of leading-edge technologies enabling researchers to create medicines and diagnostic tests more quickly and efficiently. Caliper was acquired by PerkinElmer in 2011 for $600 million.

        Qualifications.    Ms. Tunstall brings nearly 40 years of leadership experience in the pharmaceutical and medical device industry, most recently serving for the past 13 years as Chairman of Conceptus, Inc. During her tenure with Conceptus, the company achieved a number of major milestones, including an expedited FDA approval of the first non-surgical female permanent contraceptive device and twice being recognized as one of Silicon Valley's fastest growing companies. The Committee believes Ms. Tunstall's experience and expertise in growing innovative, first-of-kind medical device businesses will add stockholder value. Her experience as Chairman of Conceptus has provided her with knowledge and familiarity with best current practices in corporate governance. The Committee further believes that her expertise in financial analysis and familiarity with public markets will provide value to STAAR. The Committee believes that Ms. Tunstall is well suited to serve on our Board of Directors due to these reasons as well as her senior management experience and overall business acumen.

  Caren Mason
  Age 60

        Background.    From 2010 to 2012, Ms. Mason served as President and Chief Executive Officer of Verinata Health, Inc. (f/k/a Artemis Health, Inc.), a provider of non-invasive prenatal genetic sequencing tests for the early identification of fetal chromosomal abnormalities. In February 2013, Verinata was acquired by Illumina for $350 million. Ms. Mason served as the President, Chief Executive Officer and a Director of Quidel Corporation from 2004 to 2009, a publicly traded company engaged in the development, manufacturing and marketing of rapid diagnostic solutions at the professional point-of-care in infectious diseases and reproductive health. Prior to joining Quidel, Ms. Mason provided consultative services from 2003 to 2004 for Eastman Kodak Health Imaging as a result of the sale of MiraMedica to Eastman Kodak. She served as President and CEO for MiraMedica, Inc., an early phase start-up developing computer-aided detection software for breast cancer, from 2002 through 2003. Prior to her tenure with MiraMedica, Ms. Mason served as CEO of eMed Technologies of Lexington, Massachusetts, a teleradiology and picture archiving and communications systems business. Ms. Mason served as General Manager of the Women's Healthcare business and as a General Manager in various capacities for the Services business of General Electric Healthcare from 1996 to 2000. Ms. Mason's additional healthcare experience includes her tenure with Bayer AG/AGFA from 1989 to 1996 where she last held the positions of Senior Vice President for Bayer Corporate Health Care and Senior Vice President for the AGFA Technical Imaging Business Group. Ms. Mason began her career in healthcare with American Hospital Supply/Baxter Healthcare in sales, marketing and managerial roles from 1977 through 1988. Ms. Mason received her B.A. from Indiana University. Ms. Mason's prior corporate governance experience includes both private and public boards with Verinata Health, eMed Technologies, MiraMedica and Quidel Corporation. She currently serves on the Executive Committee for the Board of Visitors and as Chair of the Advisory and Innovation Council for UCSD Moores Cancer Center.

        Qualifications.    The Committee believes that Ms. Mason brings a significant amount of senior executive experience in leadership and marketing from varied healthcare, life sciences, diagnostic technology and medical device companies. Ms. Mason brings nearly 35 years of experience in the healthcare industry. The Committee believes Ms. Mason's experience and expertise in growing innovative, medical device businesses will add stockholder value. Her experience as a director at Quidel has provided her with knowledge and familiarity with best practices in corporate governance. The Committee believes that Ms. Mason is well suited to serve on our Board of Directors due to her experience in the healthcare industry as a Chief Executive Officer and also her expertise in sales and marketing in the healthcare industry.

Executive Officers

  Stephen P. Brown
  Vice President and Chief Financial Officer
  Age 54

        Mr. Brown joined STAAR in September 2013, from Bausch & Lomb Surgical, where he served as Vice President, Global Finance from 2008 through 2013. Prior to joining Bausch & Lomb, Mr. Brown was Chief Financial Officer of Hoya Surgical Optics and he served in various capacities over a 13 year period with Johnson & Johnson including Chief Financial Officer of Advanced Sterilization Products division. His 30-year business career also includes the founding of Degree Baby Products, a privately held company that was sold after six years of operations to Johnson & Johnson. Mr. Brown earned a Bachelor of Arts in Business Administration from California State University, Fullerton and holds a Master of Business Administration from UCLA Anderson School of Management.

  James Francese
  Vice President, Global Marketing
  Age 49

        Mr. Francese has 22 years of experience in ophthalmology, including 14 years marketing surgical products with Abbott Medical Optics (AMO), formerly Advanced Medical Optics and Allergan. During his time at AMO from 1990 to 2012, Mr. Francese held several positions of executive level responsibilities, including Head of Marketing, Americas for all surgical, refractive and corneal products, Head of Global Corneal Marketing responsible for all consumer products, and V.P. of Asia Pacific Region where he had full P&L responsibility for cataract and refractive during his tenure. He received his Bachelor of Science degree from Cornell University, Master of Science degree from the University of Washington and Master of Business Administration degree from the University of Southern California.

  Samuel Gesten
  Vice President, General Counsel and Corporate Secretary
  Age 52

        Mr. Gesten has served as Vice President, General Counsel and Secretary since April 2012. From 2009 through 2011, he served as Executive Vice President, General Counsel and as a member of the Executive Committee of Allergan, Inc. Prior to that, he spent 11 years at Thermo Fisher Scientific Inc. in a variety of positions, including General Counsel and Assistant Secretary of the Laboratory Products Group and Vice President, Deputy General Counsel. Prior to his work at Thermo Fisher, Mr. Gesten spent 11 years practicing law. He holds a Bachelor of Arts degree in Economics from Brandeis University and a Juris Doctor degree from Boston University.

  Robin Hughes
  Vice President, Global Research and Development, Regulatory and Quality
  Age 50

        From 2007 until the fall of 2012, Mr. Hughes served as STAAR's Vice President, Global Marketing, and thereafter he assumed the role as STAAR's Vice President, Global Research and Development, Regulatory and Quality. Mr. Hughes joined STAAR in 2007 from H Consulting, LLC, a consulting firm specializing in marketing and strategy. Prior to founding that firm in 2006, Mr. Hughes spent 13 years at Bausch & Lomb one of the largest companies in the ophthalmic surgical sector, most recently as Vice President of Global Strategy and Commercialization for refractive surgery from 2002 until 2006, and as Vice President of Marketing for Europe, Middle East and Africa (EMEA) from 2001 until 2002. Prior to these roles he held EMEA Director of Marketing positions at Bausch & Lomb in both the Surgical and Visioncare divisions. Prior to joining Bausch & Lomb in 1993, Mr. Hughes spent eight years in the pharmaceutical industry, transitioning from sales into marketing at Merck, Inc. He earned a Master of Business Administration degree from the Henley Management College, Brunel University. His scientific background includes qualifications in medical microbiology from The Royal London Hospital, and in human physiology and cell biology from the University of Westminster.

Other Key Senior Management

  Deborah Andrews
  Vice President and Chief Accounting Officer
  Age 56

        Ms. Andrews has served as Chief Accounting Officer since September 2013 and since April 2014 has served on the Board of Directors and Audit Committee of BioTime, Inc., a publicly held biotechnology company focused on the emerging field of regenerative medicine. Prior to that, from August 2005 to September 2013 she served as STAAR's Vice President, Chief Financial Officer. She has been employed by STAAR since 1995, serving as Principal Financial Officer from April 2005 to August 2005, Global Controller from 2001 to 2005, Vice President, Finance, of STAAR Surgical AG (Switzerland) from 1999 to 2001, and Assistant Controller from 1995 to 1999. She previously served as an internal auditor for Bourns, Inc., a maker of electronic components, from 1994 to 1995, and an auditor for KPMG Peat Marwick from 1991 to 1994. Ms. Andrews earned her Bachelor of Science degree in Accounting from California State University, San Bernardino.

  Hans-Martin Blickensdoerfer
  President, Europe, Middle East, Latin America
  Age 49

        Mr. Blickensdoerfer, who joined STAAR in January 2005, has over 15 years' experience in the ophthalmic device industry. Prior to joining STAAR, Mr. Blickensdoerfer served from January 2003 through December 2004 as Vice President of Sales and Marketing for Milvella Ltd., an Australia-based medical device maker, where his duties included both regional and worldwide business planning, product launches and management of European clinical studies. He worked from 2000 through 2002 for Novartis-CIBA Vision, an ophthalmic surgical company as the Commercial Director for Europe, the Middle East and Africa. Between 1997 and early 2000 he worked for the Ophthalmic Surgical Division of Bausch & Lomb, Inc. as its Area Sales Manager for Central and Eastern Europe. Prior to that time he worked in sales and product management positions in the Ophthalmic Surgical Division of Chiron Vision and at Chiron Adatomed GmbH. Mr. Blickensdoerfer received his diploma in Marketing and International Management from the University of Mannheim in Germany. He is based in our Nidau, Switzerland facility.

  Donald Fagen
  Vice President, North American Sales
  Age 60

        Mr. Fagen joined STAAR on January 13, 2010. Prior to joining STAAR Mr. Fagen had 21 years of experience in sales and marketing of ophthalmic devices. From March 2008 through January 2009, Mr. Fagen served as Vice President of Sales and Marketing for Syneron Medical Ltd, a maker of lasers used in aesthetic medical procedures. Mr. Fagen served as Vice President of Sales and Marketing for VISX Inc., a leading maker of lasers used in customized LASIK refractive surgery, from January 2001 through May 2005, when VISX was acquired by AMO. Following the acquisition, he continued to serve as Vice President of Sales and Marketing for VISX as a unit of AMO through March of 2008. Among Mr. Fagen's earlier experience, he served as National Sales Manager for Cooper Vision in their ophthalmic surgical division and for Alcon after its acquisition of Cooper Vision, where his employment extended from 1983 through 1997. He also served as a lieutenant in the U.S. Marine Corps from 1976 to 1980. Mr. Fagen earned his Bachelor of Science degree in Education and History from Texas State University in 1976. He has received additional training at the Graduate School of Business at Stanford and Columbia University and the Graduate School of Management at UCLA.

  Craig Felberg
  Vice President, Business Development
  Age 63

        Mr. Felberg, who joined STAAR in 2007, has over 25 years of experience in the field of ophthalmology. From 2007 until the fall of 2012, Mr. Felberg served as STAAR's Vice President, Global Research & Development, and thereafter assumed a part-time role with the Company as Vice President, Business Development. Prior to joining STAAR, Mr. Felberg worked with many current and past ophthalmic surgical market leaders, including Bausch & Lomb from 1996 until 2005 and before that Chiron, Iolab, Alcon and CooperVision. Mr. Felberg has held positions including Plant Manager, Vice President of Operations and Director of Refractive R&D Program Management. Prior to his service at STAAR Mr. Felberg was most recently responsible for the Refractive R&D project portfolio at Bausch & Lomb, where he led the efforts to develop and deliver new and improved ophthalmic laser and diagnostic systems as well as new indications for existing products. Mr. Felberg was also responsible for managing clinical and regulatory programs required to gain approval of new and improved products into worldwide markets. Mr. Felberg received a Bachelor of Arts degree in Management from the University of Redlands and earned a Master of Business Administration degree from Pepperdine University.

  William Goodmen
  Vice President, Global Human Resources
  Age 59

        Mr. Goodmen joined STAAR on August 16, 2010. Prior to joining STAAR, he served as Vice President, Business Development for Neovia Integrated Insurance Services, a healthcare brokerage firm, from 2009 to 2010. His prior experience also includes seven years at THQ, Inc., a developer of interactive entertainment software where he served as Executive Vice President of Human Resources and Administration from 2002 to 2009. During this time period, he was responsible for all Human Resources and general administrative functions worldwide. This company grew from $400 million to $1.2 billion in sales and 600 to 2,500 employees. Additional experience includes senior management positions in Human Resources at Liberty Livewire and in executive search with Spencer Stuart. He began his human resources career at Atlantic Richfield Co., a Fortune 500 energy company, where he spent 18 years. Mr. Goodmen earned a Bachelor of Arts degree from Colgate University and a Master of Science degree from Syracuse University.

  Paul Hambrick
  Vice President, Global Operations
  Age 51

        Mr. Hambrick has served as our Vice President of Operations since February 2006. He has over 30 years of operations experience in the medical industry and 25 years' experience in the manufacturing of ophthalmic surgical products. From late 2005 through February 2006 he served as Divisional Manager of Engineering at Bio-Rad Laboratories, a manufacturer of products for life science research and clinical diagnostics. From 2001 through 2005 Mr. Hambrick served as General Manager and Vice President of Operations at MAS, a Fisher Scientific Company, managing the production of in-vitro diagnostic products. From 1998 to 2001 he was Director of Manufacturing at Biosense Webster, a Johnson & Johnson company, where he oversaw production of electrophysiology catheters. Prior to joining Biosense Webster, Mr. Hambrick was Director of Manufacturing at Chiron Vision, an ophthalmic surgical company with various product line responsibilities including manufacturing of intraocular lenses, phacoemulsification systems and keratome blades. Mr. Hambrick earned his Bachelor of Science Degree in Business Administration from the University of La Verne in La Verne, California. He has extensive training in Total Quality Management and Lean Manufacturing.

  John Santos
  Vice President, Global Quality Assurance, Regulatory and Clinical Affairs
  Age 58

        Mr. Santos has served as our Vice President, Quality Assurance, Regulatory and Clinical Affairs since November 2008. Mr. Santos, who joined STAAR in October 1992, has over 20 years' experience in the ophthalmic device industry. Prior to his current post he was STAAR's Vice President of Corporate Planning and Development from August 2001 until November 2008. Prior to that he served as Vice President Finance and Chief Financial Officer from May 2000 to August 2001, as Vice President Controller from March 1999 to May 2000, and as Controller from October 1992 to March 1999. Prior to his employment at STAAR he worked for Calmar, Inc. in accounting and finance positions. He received his Bachelor of Science degree in Business Administration from California State University Fullerton and his Master's degree in Business Administration from Pepperdine University.

  Philippe Subrin
  Vice President, Switzerland Operations
  Age 50

        Mr. Subrin joined STAAR Surgical AG, our subsidiary in Nidau, Switzerland on January 8, 2002 and is responsible for Swiss Operations. Previously, he has held senior manufacturing positions at

Bausch & Lomb, one of the largest surgical ophthalmic companies and Domilens in France. In 1995, he was Manufacturing Manager at Bausch & Lomb in Lyons, France and responsible for the company's Intraocular Lens (IOL) manufacturing line. While working at Bausch & Lomb in Florida, Philippe focused on process improvements and development for their 3-piece Silicone IOL. Mr. Subrin earned a degree in Optometry from the University of Morez in France and also a degree in Engineering and Operational Management from the University of Lyon in Lyon, France.

  Donald Todd
  President, Asia Pacific
  Age 61

        Mr. Todd joined STAAR on August 16, 2010. From 2008 to 2010 he served as Global Vice President for VNUS Medical Technologies, a division of Covidien Company, specializing in Radio Frequency treatment for venous insufficiency. Prior to that position, he worked for three years from 2005 to 2008 as Senior Vice President, Marketing for Iridex Corp., an ophthalmic and aesthetic laser company. His background includes Executive Vice President and senior management positions in cardiovascular and ophthalmic medical device companies such as CooperVision/Alcon, Iolab, Sorin Group, Venetec International and Terumo Medical. Mr. Todd has extensive experience in sales and marketing worldwide, particularly in Asian markets. Mr. Todd earned a Bachelor of Arts degree in Business Administration from Colorado State University.

Compensation of Directors

        Directors are compensated as follows:

  •
  Each director who serves on the Board of Directors of STAAR and is not an employee of STAAR or a parent or subsidiary of STAAR (each "non-employee director") receives an annual director's fee of $40,000.

  •
  The Chairman of the Board of Directors receives an additional annual fee of $25,000.

  •
  The Chairman of the Audit Committee receives an additional annual fee of $15,000.

  •
  The Chairman of the Compensation Committee receives an additional annual fee of $15,000.

  •
  The Chairman of the Nominating and Governance Committee receives an additional annual fee of $10,000.

  •
  Each member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee (other than the respective chairs) receives an additional annual fee of $5,000 for each such committee on which they serve.

        In 2013 STAAR granted each non-employee director the choice to choose the form of equity they received based upon a fixed ratio of stock options to restricted stock with an aggregate award value of $99,900 based on a Black Scholes calculation of an award of 20,000 stock options. The options and restricted stock vest in full on the first anniversary of grant and are granted upon election or re-election to the Board of Directors. On May 13, 2013, Mr. Slacik elected to receive 50% of his award in the form of options and 50% in the form of restricted stock. As such, he received an option to purchase up to 10,000 shares of Common Stock. The options have an exercise price of $9.25 per share. Also on May 13, 2013, Messrs. Bailey, Logan, Meier and Moore each elected to receive their awards solely in the form of restricted stock, received 10,800 shares of restricted stock. The option and restricted stock awards vest on May 13, 2014, provided that if a director leaves service for reasons other than removal for cause, vesting of the award will be accelerated to a time immediately prior to cessation of service. Upon her appointment to the Board of Directors on January 30, 2014, Ms. Kathryn Tunstall elected to receive 50% of her award in the form of options and 50% in the form of restricted stock. As such, she received 3,589 options to purchase shares of common stock and 1,585 shares of restricted stock. The awards were pro-rated from the date of her appointment through the date of our 2014 Annual Meeting. The options have an exercise price of $16.59 per share. All of the options granted to directors in 2013 and 2014 were granted under STAAR's 2003 Plan. Beginning in 2007 the Board of Directors agreed that any director could elect to receive his fees for Board and committee service in the form of restricted shares rather than cash.

        The Board of Directors can change the compensation of directors at any time.

2013 Director Compensation

        The chart below summarizes 2013 compensation of each director for services as a director, committee member or chairperson, including fees earned or paid in cash, stock awards and stock options.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($)(1)		Option Awards ($)(1)		Total ($)
Mark Logan	58,146	99,900	(2)	—		158,046
Don Bailey	71,854	99,900	(3)	—		171,754
Charles Slacik	51,291	49,950	(4)	50,014	(4)	151,255
John Moore	55,000	99,900	(5)	—		154,900
Richard Meier	53,146	99,900	(6)	—		153,046

(1)
Dollar amounts in the Restricted Stock Awards and Option Awards columns reflect the grant date fair value with respect to stock awards and options granted during fiscal year 2013 in accordance with Financial Accounting Standards Board Codification Topic 718 ("FASB ASC Topic 718"). Assumptions used in the calculation of these amounts are included in Note 11 to STAAR's audited consolidated financial statements for the fiscal year ended January 3, 2014, included in STAAR's Annual Report on Form 10-K.

(2)
Includes compensation related to the following: an award of 10,800 shares of restricted stock granted on May 13, 2013, which had a grant date fair value of $99,900 and will vest on May 13, 2014. As of the end of fiscal year 2013, Mr. Logan held fully vested option awards to purchase 45,136 shares of common stock and 10,800 shares of restricted stock.

(3)
Includes compensation related to the following: an award of 10,800 shares of restricted stock granted on May 13, 2013, which had a grant date fair value of $99,900 and will vest on May 13, 2014. As of the end of fiscal year 2013, Mr. Bailey held fully vested option awards to purchase 175,000 shares of common stock and 10,800 shares of restricted stock.

(4)
Includes compensation related to the following: an award of 5,400 shares of restricted stock and an option to purchase up to 10,000 shares of common stock, granted on May 13, 2013, with a grant date fair value of $49,950 and $50,014, respectively, vesting on May 13, 2014. As of the end of fiscal year 2013, Mr. Slacik held fully vested option awards to purchase 10,000 shares of common stock and 5,400 shares of restricted stock.

(5)
Includes compensation related to the following: an award 10,800 shares of restricted stock granted on May 13, 2013, had a grant date fair value of $99,900 will and vest on May 13, 2014. As of the end of fiscal year 2013, Mr. Moore held fully vested option awards to purchase 62,500 shares of common stock and 10,800 shares of restricted stock.

(6)
Includes compensation related to the following: an option to purchase 10,800 shares of restricted stock granted on May 13, 2013, which had a grant date fair value of $99,900 and will vest on May 13, 2014. As of the end of fiscal year 2013, Mr. Meier held fully vested option awards to purchase 75,000 shares of common stock and 10,800 shares of restricted stock.

Corporate Governance Principles

        STAAR's Board of Directors directs the management of STAAR's business, property and affairs. The Board of Directors selects the senior management team, which manages the day-to-day operations of STAAR. The Chief Executive Officer, other senior officers of STAAR and STAAR's counsel regularly inform the Board of Directors about developments in the company's business. Management regularly provides financial and other materials regarding STAAR's business to the Board of Directors and the committees of the Board of Directors for their review. Having selected the senior management team, the Board of Directors acts as an advisor and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems changes necessary or appropriate.

        The Board of Directors regularly reviews the recommendations of the Nominating and Governance Committee regarding best practices in corporate governance. In 2010 the Board of Directors implemented two stockholder-oriented changes in its corporate governance: a Bonus Compensation Recoupment Policy and a Director Stock Ownership Guideline. In 2012 the Board of Directors adopted Guidelines on Significant Corporate Governance Issues, which are available for review at www.staar.com. In 2013, the Board of Directors adopted revisions to the 2003 Plan, which were described in detail under Proposal No. 2 of the Proxy Statement for our 2013 Annual Meeting.

        Bonus Recoupment Policy.    This policy includes standards for seeking the return, or "claw-back," of bonus compensation paid to the Chief Executive Officer or Chief Financial Officer in certain circumstances following a material restatement of STAAR's financial statements. The policy provides that if the relevant officer is adjudicated to have engaged in gross negligence, intentional misconduct or fraud, and the Board of Directors determines that the wrongful conduct directly or indirectly made the restatement necessary, we will seek reimbursement of any excess incentive award or bonus paid on the basis of financial performance. The excess incentive award that may be recovered is the difference, if any, between the amount actually paid to the relevant officer and the amount that would have been paid to the officer had the incentive award been calculated based on the financial statements as restated. The claw-back may not be sought if more than five years have elapsed since the payment of the affected award or bonus, or following a change in control.

        Stock Ownership Guideline.    Pursuant to the guideline, non-employee directors are expected, within three years of the adoption of the policy or a non-employee director first joining the Board of Directors, to acquire and hold at least 10,000 shares of our common stock. Stock options do not count toward this requirement. From time to time the Board of Directors will consider and may reset the level of stock ownership that it considers appropriate for the guideline.

        Guidelines on Significant Corporate Governance Issues.    The Guidelines outline the role and composition of the Board of Directors, and details the directors' responsibility to exercise their business judgment in a manner that they reasonably believe is in the best interest of the Company and consistent with their fiduciary duties to the stockholders. The Guidelines also describe the respective roles of the Board of Directors and the CEO regarding Company leadership, selection of senior management, succession planning and other matters. It addresses director qualifications and recommends that directors serve on no more than three other boards of public companies while serving on the Board of Directors. The Guidelines recommend periodic review of Board of Directors compensation by an external advisor at least once every three years. It also references practices to avoid conflicts of interest and assess management development.

        Code of Ethics.    STAAR has adopted a Code of Business Conduct and Ethics applicable to the principal executive officer and senior financial executives, including the chief financial officer and the controller of STAAR, as well as all employees and directors of STAAR. The Code of Business Conduct and Ethics, as revised in 2012, is published on our website, at www.staar.com, under "Investor Information—Corporate Governance." We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct and Ethics applicable to senior financial executives on our website within four business days following the date of such amendment or waiver.

Policy Regarding Board of Directors Leadership Structure

        Since 2005 the Board of Directors has kept the positions of CEO and Chairman separate and followed a policy that the Chairman shall be an independent director. The Board of Directors believes that this separation of roles serves the interests of our stockholders because combining the positions might hamper the Board of Director's ability to provide independent oversight and concentrate too much power in the hands of a single executive. Moreover, the Board of Directors believes that it is important for the CEO to report to an independent Board of Directors, and that having a separate and independent chairman may help facilitate communications and relations between the Board of Directors and officers.

The Board of Director's Role in Risk Oversight

        The Board of Directors is charged with general oversight of the management of STAAR's risks. Our management is responsible for enterprise risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. When reviewing STAAR's strategy, business plan, budgets and major transactions the Board of Directors continuously examines the elements of risk in each proposed activity. Each of the Board of Director's standing committees assists the Board of Directors in overseeing the management of risk in the area overseen by the committee. In particular, the Audit Committee assists the Board of Directors by systematically reviewing on at least an annual basis a report from management on the risks related to such matters as financial reporting, internal controls, revenue recognition, treasury management, information technology, insurable risks, and compliance with legal and regulatory requirements. At least once each year the Audit Committee holds a risk assessment session with management to encourage broad thinking about unexpected sources of risk and discuss mitigation efforts. Following these communications with management, the Audit Committee reports the results of its review to the full Board of Directors. In addition, the Compensation Committee oversees risks related to our compensation programs and policies. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, and succession planning for our directors.

Compensation Policies and Practices Related to Risk Management

        STAAR's Compensation Committee, Audit Committee and Board of Directors have analyzed and continue to monitor whether STAAR's compensation practices with respect to executive officers or any of its employees create incentives for risk-taking that could harm STAAR or its business. The Compensation Committee, Audit Committee and the Board of Directors have all determined that STAAR's compensation practices and policies do not create any risk that is reasonably likely to have a material adverse effect on STAAR.

Meetings of the Board of Directors

        The Board of Directors held five meetings during 2013. During 2013 each director attended more than 75% of the total number of Board of Directors meetings (during their service as director) and meetings of the committees on which they served. In addition to Board of Directors meetings, directors are kept informed of our business through personal meetings and other communications, including telephone and electronic contacts with our CEO and others regarding matters of interest and concern to us and our stockholders. Independent directors meet when they deem necessary in an executive session without management and at such other times as may be requested by any independent director.

        It is the policy of STAAR to require members of the Board of Directors to attend the annual meeting of stockholders, if practicable. All directors attended the 2013 annual meeting of stockholders.

Committees

        The Board of Directors has three standing committees: a Nominating and Governance Committee, a Compensation Committee and an Audit Committee. The members of each committee serve at the discretion of the Board of Directors. The Board of Directors has adopted a written charter for each committee to provide for its organization and procedures and to delegate requisite authority for the committee to carry out its purposes.

Nominating and Governance Committee

        The current members of the Nominating and Governance Committee are Richard Meier, who serves as chair, John Moore, Mark Logan and Kathryn Tunstall. Each member of the Nominating and Governance Committee is "independent" as that term is defined under the NASDAQ Marketplace Rules.

        The principal purposes of the Nominating and Governance Committee are to help ensure that the Board of Directors is appropriately constituted to meet its fiduciary obligations to stockholders and STAAR, and that STAAR has and follows appropriate governance standards. To carry out these purposes, in accordance with its written charter, the Committee does the following:

  •
  identifies individuals qualified to become directors, consistent with criteria approved by the Board of Directors;

  •
  recommends the director nominees to be selected by the Board of Directors for the next annual meeting of stockholders;

  •
  reviews best practices in corporate governance, and recommends to the Board of Directors stockholder-oriented improvements in corporate governance that may be applicable to STAAR; and

  •
  oversees the evaluation of the Board of Directors and management.

        In addition to the candidates proposed by the Board of Directors or identified by the Committee, the Committee considers candidates for director suggested by our stockholders in accordance with the procedures described in the Questions and Answers section in response to the question: "Can stockholders propose individuals to be considered as the Board of Directors' nominees for the 2015 Annual Meeting?" Stockholder nominations that comply with those procedures and that meet the criteria outlined below will receive the same consideration that the Committee's nominees receive.

        The minimum qualification and skills for all candidates considered by the Committee include the following:

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  integrity and ethical behavior;

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  maturity;

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  management experience and expertise;

  •
  independence and diversity of thought;

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  broad business or professional experience; and

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  an understanding of business and financial affairs, and the complexities of business organizations.

        In evaluating candidates for certain Board of Directors positions, the Committee evaluates additional criteria, including the following:

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  financial or accounting expertise;

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  experience in the ophthalmic medical device industry or other regulated industries;

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  scientific accomplishment in medicine, physiology or medical devices;

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  experience in commercializing and marketing ophthalmic devices and other medical devices or pharmaceuticals for sale to healthcare professionals and also directly to consumers;

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  experience in conducting business in international markets;

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  business and other experience relevant to global public companies of a size comparable to STAAR; and

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  experience in investment banking, commercial lending or other financing activities.

        In selecting nominees for the Board of Directors, the Committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate's ability to contribute to the success of STAAR.

        The Nominating and Governance Committee believes that differences in background, professional experiences, education, skills and viewpoints enhance the performance of the Board of Directors. Thus, the Nominating and Governance Committee considers such diversity in selecting, evaluating and recommending proposed nominees. However, neither the Nominating and Governance Committee nor the Board of Directors has implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors.

        The Board of Directors' nominees for the Annual Meeting have been recommended by the Committee, and have been nominated by the independent directors and the full Board of Directors.

        The Committee received no stockholder recommendations of candidates for election at the 2014 Annual Meeting.

        During 2013, the Nominating and Governance Committee held five meetings.

Compensation Committee

        The current members of the Compensation Committee are Mark Logan, who serves as chair, Richard Meier, Kathryn Tunstall and John Moore. Each member of the Compensation Committee is "independent" as that term is defined under the rules of the NASDAQ Global Market.

        The principal purposes of the Compensation Committee are to help ensure that STAAR's compensation of its executive officers and those of its subsidiaries satisfies the following requirements:

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  alignment with the compensation strategy of STAAR determined by the Board of Directors;

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  equitable and consistent treatment of all executive officers; and

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  enabling STAAR to compete in recruiting and retaining qualified executive officers.

        The Committee also administers STAAR's Amended and Restated 2003 Omnibus Equity Incentive Plan.

        The Compensation Committee makes recommendations to the Board of Directors on all decisions for the total direct compensation of the executive officers of STAAR, including base salary, annual bonus, long-term equity compensation and perquisites. The Compensation Committee also generally approves Company-wide pay increases and discretionary compensation that may be allocated to non-executive employees by management.

        During 2013, the Compensation Committee held seven meetings.

  Role of Consultant.

        The Compensation Committee has sole authority to retain and terminate a compensation consultant to assist in the evaluation of CEO or senior executive compensation. In 2013, the Committee retained Radford, a compensation consultant, to evaluate the Company's compensation philosophy and structure. The Compensation Committee has assessed the independence of Radford considering the factors set forth in applicable SEC rules and NASDAQ listing standards and has concluded no conflicts of interest were raised by the work performed by Radford in 2013.

  Compensation Committee Interlocks and Insider Participation.

        During 2013 Mark Logan, Richard Meier, and John Moore served on the Compensation Committee. There were no Compensation Committee interlocks or insider (employee) participation during 2013.

Audit Committee

        The principal purpose of the Audit Committee is to oversee (i) the quality and integrity of STAAR's financial statements, (ii) the qualifications and independence of STAAR's independent registered public accounting firm, and (iii) the performance of STAAR's independent registered public accounting firm. The Audit Committee operates under a written charter adopted by the Board of Directors.

        The current members of the Audit Committee are Charles Slacik, who serves as chair, John Moore and Don Bailey. Each member of the Audit Committee is "independent" as that term is defined under the Audit Committee rules of the SEC and the NASDAQ Global Market. STAAR has determined that Messrs. Slacik, Moore, and Bailey each qualify as an "audit committee financial expert" under the rules of the SEC.

        In 2013 the Audit Committee met five times.

Stockholder Communications with Directors

        You may communicate with the chairman of our Audit Committee or the chairman of our Nominating and Governance Committee, or with our outside directors as a group, by writing to such persons c/o Office of the Secretary, STAAR Surgical Company, 1911 Walker Avenue, Monrovia, California 91016.

        The Corporate Secretary distributes communications to the Board of Directors or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as the following:

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  junk mail and mass mailings;

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  new product suggestions; and

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  resumes and other forms of job inquiries.

In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any outside director upon request.

        Communications that include information better addressed by the complaint hotline supervised by the Audit Committee will be forwarded to the hotline.

 EXECUTIVE COMPENSATION

Compensation Committee Report

        The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in STAAR's Proxy Statement for 2014 and incorporated by reference into its 2013 Annual Report on Form 10-K.

The Compensation Committee
Mark Logan (Chairman)
Richard Meier
John Moore
Kathryn Tunstall

May 5, 2014

Compensation Discussion and Analysis

        The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officers of STAAR identified below in the Summary Compensation Table, to whom we refer as our "Named Executive Officers." The Compensation Committee of the Board of Directors, to which we refer in this discussion as the "Committee," makes recommendations to the Board of Directors for the total direct compensation—that is, the base salary, annual bonus, long-term equity compensation and perquisites—of STAAR's executive officers, including the Named Executive Officers. The Board of Directors then acts on the recommendation of the Committee. Both the Board of Directors and the Committee exercise independent discretion in making judgments regarding appropriate compensation.

        STAAR's management develops the health, welfare, retirement and paid time-off plans and policies applicable to salaried and hourly U.S.-based employees with the advice of the Human Resources, Finance and Legal Departments, which generally administer these plans. Outside the U.S., the management of our foreign subsidiaries, with guidance from Corporate Human Resources, determines benefit plans in accordance with prevailing local standards and legal requirements.

STAAR's Business

        Our Mission.    STAAR has been dedicated solely to ophthalmic surgery for over 25 years. We design, develop and manufacture implantable lenses for the eye as well as delivery systems thereof and market them worldwide. STAAR's mission is to increase stockholder value by forming commercial and therapeutic partnerships with our customers and business associates, allowing the ophthalmic surgeon to perform safer surgeries and improve patient outcomes. As to our officers and employees, our mission is to create an environment that is open, honest and entrepreneurial, within which each is challenged to reach his or her full potential.

        Our Values.    Each employee of STAAR is required to promote honest and ethical conduct both within the company and in their relations with customers, business partners and regulators.

        Our Business Opportunity.    STAAR competes with much larger companies in the ophthalmic industry and strives to maintain its competitive position through innovation. STAAR pioneered the flexible intraocular lens, which has become the standard of care for cataract surgery, and is the worldwide leader in intraocular refractive implants. For our business to grow and reward our stockholders for investing in us, we believe our employees must devote their efforts to developing, manufacturing, and marketing innovative products that improve the vision of patients and better serve the needs of our physician customers.

        STAAR's standing with the FDA and other regulators, and its reputation with customers depends on maintaining a corporate culture that emphasizes compliance at all levels, and STAAR aims for continuous improvement in the quality of its processes and products. Engrained in the performance of executives and employees at every level is a special emphasis on that contribution.

        2013 Results of Advisory Vote to Approve Compensation of Named Executive Officers.    At the annual meeting on May 13, 2013 a substantial majority of our stockholders, approximately 96% of the voting power represented in person or by proxy and entitled to vote on the matter, approved the compensation of our Named Executive Officers. After consideration of this high level of support, the Committee decided that we did not need to make substantial changes to our compensation policies and decisions. Nevertheless, the Committee continually monitors and evaluates our compensation policies and decisions and considers from time to time changes that might more closely align the interests of our named executive officers and stockholder. Last year, the Committee retained Radford, an independent compensation consultant, to evaluate the Company's compensation philosophy and structure. The Committee will continue to look to our annual advisory votes on executive compensation to gauge stockholder support for any changes.

        Below is a chart showing the last one, three, and five year total shareholder return (TSR) performance of STAAR compared to the 2013 peer group, projected ISS peer group and health care and equipment services group code competitors ending December 31, 2013.

Strong Historical TSR Performance

        Returns in the graph below reflect historical results; we do not intend to suggest they predict future performance. The data assumes $100 was invested on January 2, 2009 in STAAR common stock, the NASDAQ Stock Market and the 2013 peer group, and that dividends (if any) were reinvested. We have never paid dividends on our common stock and have no present plans to do so.

        Prepared by Zacks Investment Research, Inc. Used with permission. All rights reserved.

Compensation Program Objectives and Rewards

        Compensation Philosophy.    STAAR designs its compensation programs to promote a high-performance culture that attracts, motivates and retains the key talent necessary to optimize stockholder value in a competitive environment. Compensation at STAAR is market-driven and is designed to motivate behaviors that will enable STAAR to execute an ambitious business strategy. Our compensation program is designed to reward our executives for meeting or exceeding corporate financial goals and individual objectives, and for maintaining the highest standards of business conduct. The Committee reviews all elements of compensation for executive officers. In the Committee's deliberations, management is involved only to the extent of providing performance information and recommendations. When the Board of Directors makes its final determinations of compensation, the Chief Executive Officer has no participation in the determination of his own compensation, but joins with the full Board of Directors in the determination of compensation of other executive officers.

        The compensation package for employees can include a number of components:

  •
  Incentive pay for the achievement of business and strategic goals, as measured by our financial and operating performance, as well as individual strategic, management and development objectives.

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  Competitive compensation, set at levels to attract and retain key employees. We regularly review compensation surveys in the medical device industry and the LifeSciences and consider the results of these reviews as one factor in setting compensation levels.

  •
  Alignment of employee compensation with the interests of stockholders through equity compensation.

  •
  In particular, STAAR seeks to set base salaries generally at competitive levels as determined from benchmark survey data, with performance-based compensation and equity compensation having the potential to bring total compensation to the 50th percentile level or even higher if individual or company performance exceeds targets.

        STAAR measures the success of its compensation programs by the following:

  •
  The overall performance of STAAR's business and the commitment of its officers to improving performance;

  •
  Our ability to attract and retain key talent; and

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  The perception of employees that STAAR rewards dedication, skill and focus on success of the enterprise.

        While STAAR believes it is important to establish clear performance objectives, it also recognizes that objectives may change during the year. STAAR values flexibility in making final determinations of compensation, and accordingly treats reported performance against objectives as guidelines for the Committee, which will then exercise discretion in making final compensation recommendations.

        Market Check.    STAAR generally seeks to pay executive officers total compensation competitive with that paid to executives in comparable positions with other companies of similar size in STAAR's industry. Bonus programs and equity incentives constitute a significant portion of total compensation and are designed to reward performance against financial and strategic objectives as well as align the interests of executive officers with those of our stockholders.

        All of the compensation and benefits for the Named Executive Officers serve the primary purpose of attracting, retaining and motivating the highly talented individuals who perform the work necessary for STAAR to succeed in its mission while upholding its values in a highly competitive marketplace. The Committee annually reviews the Radford Global Life Sciences Survey prepared by the Radford Survey of Executive Compensation to assess the general competitiveness of STAAR's compensation. Comparisons with survey results are only one element considered by the Committee in making compensation decisions.

        Beginning in the fall of 2013 the Compensation Committee of the Board of Directors retained Radford as their independent compensation consultants. The purpose of retaining Radford was to help the Committee evaluate STAAR's current compensation philosophy and structure.

        Previously, STAAR's Board of Directors had approved a "peer group" of companies to be used to help assess the company's performance and would consider using this group in the future for comparison of compensation related matters. Radford recommended, and the Board of Directors approved, changes to the peer group and where it deemed appropriate used the peer group as a benchmark for executive compensation for the 2014 compensation structure. In addition to the peer group data, Radford also provided data for a small benchmark group of companies within the medical devices and lifesciences industry for a broader range of data. The peer group previously established by the Board of Directors consisted of 12 public companies within our industry or closely related industries. The companies selected to be in our peer group for 2013 were the following: Anika Therapeutics, Cutera, Inc., Cynosure, Inc., Integra Lifesciences Corporation, Iridex Corporation, LCA Vision, Inc., Merit Medical Systems, Inc., Palomar Medical Technologies, Inc., Synergetics, USA Inc., Syneron Medical Ltd. and Solta Medical, Inc., and Volcano Corporation.

        In 2013, Radford reviewed the historical peer group and based upon criteria including industry focus (medical device companies), competitiveness, (revenue from $20 million to $300 million) and market capitalization ($120 million to $1.9 billion) they recommended that STAAR remove Integra Lifesciences Corporation, Iridex Corporation, LCA Vision, Inc. and Palomar Medical Technologies from the peer group. The new peer group which was recommended by Radford and approved by the Board of Directors for 2014 benchmarking is composed of AngioDynamics, Anika Therapeutics, Atricure, Inc., Cardiovascular Systems, Inc., Cryolife, Inc., Cutera, Inc., Cynosure, Inc., Endologix, Inc., Merit Medical Systems, Inc., Solta Medical, Inc. (recently sold to Valeant), Synergetics, USA Inc., Syneron Medical Ltd., The Spectranetics Corporation, Vascular Solutions, Inc., and Volcano

Corporation. The majority of the peer group members are of similar size and scope to STAAR, while a few are larger and a few are smaller.

        For 2013 executive compensation benchmarking, the Company used The Radford Global Life Sciences Survey, a database of approximately 695 multinational life sciences companies, including approximately 51 companies in the medical device industry. The Company did not benchmark executive compensation to any peer group for 2013.

        For 2013, our CEO's total direct compensation, which includes a base salary, bonus and equity awards granted in 2013, falls below the 50th percentile relative to the Radford Global Life Sciences Survey database. The total direct compensation for 2013 for each of the other 2014 Named Executive Officers falls at or below the 50th percentile.

        Management by Objectives.    Near the beginning of each year, STAAR's management, in consultation with the Board of Directors, establishes Company goals expressed as objectives. The objectives typically relate to current year financial goals and milestones for significant longer term projects. Generally, objectives do not include the basic responsibilities of the employee's position. Near the beginning of each year, management, in consultation with the Committee, will generally develop individual management-by-objective goals ("MBOs") for each Named Executive Officer that are aligned with STAAR's overall short-term and long-term goals. Whenever possible, objectives have enough clarity and specificity to be objectively measured (numbers, dates, events, etc.). Goals are developed with the expectation that their achievement would be challenging but attainable. If there is more than one objective, they may be weighted with the sum of the weights totaling 100%. The Committee recommends to the Board of Directors annual target cash bonus amounts for each executive, expressed as a percentage of base salary. Once calculated, MBO scores serve as guidelines to the Committee, which retains significant discretion in deciding what portion, if any, of the targeted amount will be recommended to the Board of Directors to be awarded. The Committee also has the discretion to recommend compensation in excess of target amounts to the Board of Directors in cases of extraordinary performance, especially if that performance relates to new challenges or opportunities not originally identified in the MBO process.

        Appraisals at every level of STAAR take into account compliance with our policies and codes of conduct. We may accord special weight to positive or negative contributions to STAAR's culture of compliance.

Elements of Compensation

        The elements of compensation that may be paid to executive officers of STAAR include base salary, annual incentive cash bonuses, and equity compensation in the form of plan-based awards.

        Base Salaries.    We generally negotiate base salaries at a level necessary to attract and retain the talent STAAR needs to execute its plans. The Board of Directors considers such factors as its subjective assessment of the executive's scope of responsibility, level of experience, individual performance, and past and potential contribution to STAAR's business. As noted above in the context of total compensation, the Board of Directors will often compare base salary with market data obtained through independent surveys as one factor in making compensation decisions.

        The Board of Directors determines base salaries for executive officers, including the Named Executive Officers, early each calendar year. For Named Executive Officers other than himself, the CEO proposes any change in base salary based on:

  •
  the CEO's evaluation of individual performance and expected future contributions, based on STAAR's Professional Development Plan;

  •
  the general development of STAAR's business;

  •
  peer group data starting in 2014;

  •
  a review of annual survey data; and

  •
  a comparison of the base salaries of the executive officers who report directly to the CEO to provide for internal equity, if appropriate.

        Annual Incentive Cash Bonuses.    The Board of Directors has exclusive discretion, acting on the recommendation of the Committee, to award bonuses to STAAR's executives, including its Named Executive Officers, as an incentive for employee productivity and effectiveness over the course of each fiscal year.

        Each of our current Named Executive Officers has an established annual bonus target, as do the other executive officers. The Committee determines these targets based on any pre-existing contractual commitments and through discussion regarding the executives' levels of salary and responsibility, equity among peer level officers and benchmarking data. In awarding annual bonuses against individual targets, the Committee and Board of Directors apply a two-step process. First, they assess STAAR's level of achievement of company-wide objectives in the preceding year. A bonus pool is funded based upon how well the Company has performed against these objectives.

        In the second step, the Committee assesses each executive's performance against the individual objectives that the Committee has pre-determined through the MBO process, as well as other measures resulting from the executive's performance review. In the case of the CEO, the Committee makes this performance evaluation; in the case of other executives, the Committee reviews assessments prepared by the CEO. The company-wide performance, the individual's performance and the bonus target is then used as a guideline for bonus determination. Management may make further recommendations, and the Committee then weighs both objective and subjective standards in following or departing from the guideline bonus amount. In turn, the Board of Directors will exercise its own independent discretion in making final determinations based on those recommendations.

        It is the goal of the Board of Directors and the Committee that as STAAR's business performance and profitability improves variable compensation will be awarded on an increasingly objective basis. In recognition of the significant challenges faced by STAAR's management in reversing negative trends for the business and efforts expended by management, the Committee believes that at present a greater degree of discretion and subjectivity is necessary to ensure that STAAR retains its most effective employees and continues to provide incentives for their efforts to improve the business and increase stockholder value.

        Since fiscal year 2011 the Committee and the Board of Directors have approved an Incentive Bonus Plan for both executive and non-executive management that funds predominantly based on STAAR having met and surpassed operating metrics established by the Board of Directors at the beginning of each fiscal year. The pool of funds for bonuses will begin to be available when STAAR meets thresholds of operating performance. The pool of funds grows if STAAR meets its escalating performance metrics.

        Grants of Plan Based Awards—Equity Compensation.    During 2013 STAAR issued stock awards to employees, officers, directors and consultants pursuant to the Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan (2003 Omnibus Plan). We discuss the terms of the 2003 Omnibus Plan below under the heading "Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan." The 2003 Omnibus Plan makes available a broad variety of stock-based compensation; to date the Committee has awarded equity compensation in the form of stock options, restricted shares, performance accelerated restricted shares and other types of equity.

        Long-Term Equity Compensation.    The Committee believes that long-term equity incentive awards serve to align the interests of the executive officers with the interests of STAAR's stockholders.

Long-term equity incentive awards may be granted in the form of either stock options, restricted shares or other types of equity.

        Stock options.    Stock options become valuable if the price of our common stock rises after we grant the options. The Committee sets the exercise price of a stock option on the date of grant at fair market value, which is the closing price of our common stock on the NASDAQ Global Market on that date. Under the 2003 Omnibus Plan, STAAR may not grant stock options having an exercise price below fair market value of our common stock on the date of grant. STAAR does not grant stock options with a so-called "reload" feature. To encourage retention by providing a long-term incentive, the ability to exercise an option vests over a period of years, normally three years.

        The Board of Directors grants stock options to executive officers based on the recommendations of the Committee. The Board of Directors has delegated to the Committee the authority to grant stock options to all other employees. The Committee's policy is to make recommendations to the Board of Directors of awards of stock options to executive officers soon after they commence employment. In recommending these grants, the Committee weighs the potential contribution of the executive to STAAR. However because the size of initial awards generally depends on the level necessary to attract the executive under prevailing market conditions, initial award amounts are negotiated by management in consultation with the Committee, then submitted to the Board of Directors for approval. In determining the size of any subsequent grants, the Committee takes into consideration STAAR's and the individual's performance, level of responsibilities, competitive market practices (benchmarking), and the size and term of prior option grants. In general, the Committee seeks to ensure that for retention purposes senior executives and other key employees have a meaningful number of unvested and potentially valuable options. These factors are guidelines, and the Committee recommendations and the Board of Director's final approval may include discretion and subjective judgment in determining the size of any award. STAAR does not backdate options or grant options retroactively. We also do not coordinate the grant of options with the release of nonpublic information in order to make grants before the announcement of favorable information or after the announcement of unfavorable information.

        Restricted shares/Restricted stock units.    Restricted shares and restricted stock units are shares of common stock that STAAR grants or promises to grant subject to restrictions on sale or transfer for a specified period of time. Restricted shares are forfeited back to STAAR if the grantee's service to STAAR terminates before the end of the vesting period. Vesting of restricted shares and restricted stock units occurs when the restricted period ends and the grantee obtains full rights of ownership over the shares. Restricted stock and restricted stock units provides a long-term incentive by aligning the grantee's interests with those of the stockholders and encourages retention through the risk of forfeiture if the grantee ceases working for STAAR during the restricted period.

        Performance Accelerated Restricted Shares.    Beginning in 2011 STAAR has issued performance accelerated restricted shares (PARS) to its executive officers. PARS are restricted shares as described above, but with a relatively long vesting period and a provision that, if STAAR meets or exceeds predetermined performance metrics set by the Board of Directors, a portion of the shares will vest early. For example, the PARS granted to date vest three years from the date of grant, but vesting of up to one third of the grant may be accelerated annually if STAAR exceeds the pre-established operating metric. STAAR believes that PARS are a useful tool because they reward not only retention but the achievement of specific goals that the Board of Directors has determined are in the best interest of stockholders.

  Base Salaries of Named Executive Officers

        On March 4, 2013 the Committee recommended and the Board of Directors approved adjustments in annual salaries of Named Executive Officers based on 2012 individual performance relative to their

MBOs, competitive factors and benchmark data. The CEO received a 3% increase while the other Named Executive Officers received an aggregate of less than a 3% increase to their base salary, with no Named Executive Officer receiving more than a 6% increase to their base salary. On a Company-wide basis STAAR also targeted annual salary increases averaging 3% for non-executive employees. Individual adjustments were based upon individual performance reviews.

        Salary of Chief Executive Officer.    STAAR originally established the base salary and incentive compensation for its President and Chief Executive Officer, Barry Caldwell, through arm's-length negotiation based on his experience and skills and then-prevailing market conditions. Since first employing Mr. Caldwell on November 27, 2007 at a contractually established salary of $400,000 per year, the Board of Directors has increased Mr. Caldwell's salary to its current level based on the results of annual performance reviews. On March 4, 2013 the Board of Directors approved a 3% increase in Mr. Caldwell's base salary.

        In approving Mr. Caldwell's 2013 salary increase the Board of Directors considered the positive performance factors for 2012 and the Board of Director's belief that it was in the best interest of the stockholders to ensure his continued service through an increase in salary. In arriving at the increase, the Board of Directors considered Mr. Caldwell's performance and his level relative to similar positions within the Radford Global Life Sciences Survey. Mr. Caldwell's base salary remains between the 25th and the 50th percentile of the peer group as defined by the Radford Life Sciences Survey

  Annual Cash Bonuses for 2013 Performance

        On March 7, 2014, the Board of Directors approved annual cash bonuses to Named Executive Officers as follows:

Bonuses for 2013 Performance

Name and Title	Bonus
Barry Caldwell	$140,000
President and CEO
Deborah Andrews	$50,000
Vice President and CAO (former CFO)
Stephen Brown	$30,000
Vice President and CFO
Robin Hughes	$70,000
Vice President, Research and Development, Regulatory and Quality
Samuel Gesten	$55,000
Vice President, General Counsel and Corporate Secretary
James Francese	$55,000
Vice President, Global Marketing

        The Committee's basis for determining annual bonus amounts for Named Executive Officers is described further below.

        Bonus Pool Calculation.    As noted above, STAAR's bonus pool is funded based upon how well the Company performs against pre-established operating metrics. For 2013, these metrics were a combination of year-over-year revenue growth, net income growth and execution of key operating projects. The minimum thresholds to begin funding the bonus pool were $63 million in net revenue and positive net income. The funding of the bonus pool would increase as the Company's financial performance increases above previous year revenue and net income, so that upon reaching predetermined annual targets of revenue and net income the pool would be funded at 100% of the target bonus amounts. The targets for 100% bonus pool funding were $74 million in net revenue and $4.2 million in net income in constant currency.

        Achievement of Individual Objectives—Final Bonus Determination.    After assessing the Company results in 2013, including achievement of $ 72.2 million in net revenue and $ 398,000 in net income, which represent $76.0 million in net revenue and $331,000 net income in constant currency, and the degree the Company has accomplished their objectives, the Board of Directors approved a company-wide bonus pool equal to 52% of the target bonus pool. The individual bonus amounts were further determined based upon performance against individual MBOs.

Name and Position	2013 Salary		Individual Incentive Target(1)		Objective	Level of Attainment	Bonus Paid(1)
Barry Caldwell President and CEO	$490,000	(1)	60	%(3)	—Revenue growth of 12% to 14%	Achieved	29%
					—Gross margin expansion of 250 bps	Partially Achieved
					—GAAP profitable each quarter	Partially Achieved
					—Consolidation progress while Quality and Supply maintained	Achieved
Deborah Andrews Vice President and CAO	$275,000		40%		—Revenue growth of 12% to 14%	Achieved	18%
(former CFO)					—Gross margin expansion of 250 bps	Partially Achieved
					—GAAP profitable each quarter	Partially Achieved
Stephen Brown Vice President and	$300,000		40%		—Revenue growth of 12% to 14%	Achieved	10%
CFO(2)					—Gross margin expansion of 250 bps	Partially Achieved
					—GAAP profitable each quarter	Partially Achieved
Samuel Gesten, Vice President, General	$315,000		40	%(3)	—Take the lead role in new business development	Partially Achieved	17%
Counsel and Corporate Secretary					—Have the New Product Introduction Process by end of Q1	Achieved
					—Provide STAAR with good assessment of our IP position	Partially Achieved
Robin Hughes Vice President Research and Development, Regulatory and Quality	$290,000		40%		—Continue progress on building a STAAR Monrovia global based R&D organization	Partially Achieved	24%
					—Achieve key product milestones	Partially Achieved
					—Achieve key regulatory approvals	Partially Achieved

Name and Position	2013 Salary	Individual Incentive Target(1)	Objective	Level of Attainment	Bonus Paid(1)
James Francese Vice President Global Marketing	$260,000	40%	—Focus on organizational structure to drive future success on all key products	Achieved	21%
			—Key product launches	Partially Achieved
			—Lead STAAR's social media efforts, while maintaining costs	Achieved

(1)
"Incentive Target" and "Bonus Paid" are shown as a percentage of salary.

(2)
Eligible for 4 months of target bonus.

(3)
For 2013, target bonus remained the same. For 2014, based on benchmark data, the Board of Directors approved increases to the target bonus for Mr. Caldwell from 60% to 75% and Mr. Gesten from 40% to 45%.

Plan-based Awards to Named Executive Officers in 2013

        Plan-Based Awards to Named Executive Officers in Fiscal Year 2013.    On March 7, 2013 the Committee recommended to the Board of Directors that it grant long-term equity compensation to the Named Executive Officers, consistent with the Company's Compensation Philosophy, in the form of stock option grants, PARS and performance contingent RSU's which the Board of Directors approved, as follows:

Long-Term Equity Compensation

Name and Title	Stock Options(1)	PARS(2)	RSU(4)
Barry Caldwell	40,000	15,000	30,000
President and CEO
Deborah Andrews	20,000	7,500	6,500
Vice President and Chief Accounting Officer (former Chief Financial Officer)
Stephen Brown(3)	50,000	—	—
Vice President and Chief Financial Officer
Robin Hughes	20,000	7,500	7,500
Vice President, Research and Development, Regulatory and Quality
James Francese	20,000	7,500	12,000
Vice President, Global Marketing
Samuel Gesten	20,000	7,500	5,000
Vice President, General Counsel and Corporate Secretary

(1)
The stock options have a 10-year term and a three-year vesting schedule, with one third vesting on the first three yearly anniversaries of grant. The exercise price is $5.34, which was the closing price on the Nasdaq Stock Market on the date of grant.

(2)
Performance Accelerated Restricted Shares of Common Stock (PARS), subject to forfeiture and vesting in a single installment on March 4, 2016, but subject to accelerated vesting as to one third of the shares each year pursuant to achievement of revenue and income performance criteria.

(3)
Mr. Brown was hired on September 9, 2013 and was granted stock options priced on the date of hire of $12.16 per share, which was the closing price on the NASDAQ Stock Market.

(4)
Restricted Stock Units (RSU), subject to forfeiture and vesting in a single installment, were contingent upon reaching the 2013 audited revenue goal of $75 million in constant currency. It was determined in 2014 that the Company met the established performance metric and therefore the shares were granted to the eligible executives.

        On March 7, 2014, the Committee recommended and the Board of Directors approved equity grants including time vested options and RSU's under STAAR's Long Term Incentive Plan (LTIP) plus performance contingent restricted stock units (RSU) to be awarded to key management upon the company exceeding a predetermined operating metric as follows:

Name and Title	Stock Options (LTIP) (1)	Restricted Stock Units (LTIP) (2)	Restricted Stock Units (Performance Contingent) (3)
Barry Caldwell	36,000	17,000	29,000
President and Chief Executive Officer
Stephen Brown	15,000	7,000	10,000
Vice President, Chief Financial Officer
Robin Hughes	15,000	7,000	12,000
Vice President, Research and Development, Regulatory and Quality
Samuel Gesten	12,500	5,500	10,000
Vice President, General Counsel and Corporate Secretary
James Francese	15,000	7,000	12,000
Vice President, Global Marketing

(1)
The stock options have a 10-year term and a three-year vesting schedule, with one third vesting on the first three yearly anniversaries of grant. The exercise price is $15.54, which was the closing price on the NASDAQ Stock Market on the date of grant.

(2)
Restricted Stock Units (RSU), subject to forfeiture and vest 50% on March 7, 2016 and 50% on March 7, 2017.

(3)
Restricted Stock Units (RSU), subject to forfeiture and vesting in a single installment, are contingent upon reaching the 2014 MBO's and operational metric.

  Change-in-Control Arrangements

        Our Named Executive Officers will receive certain severance and other benefits from STAAR or a successor company if they are terminated following a change in control of STAAR. Rights of this nature are often termed "double trigger" change-in-control rights. In addition, the 2003 Omnibus Plan provides that, if STAAR has a change in control, options vest immediately unless the surviving company assumes or replaces the options. STAAR provides these rights to help it compete with larger, better-capitalized ophthalmic companies in attracting employees. STAAR also recognizes the importance to STAAR and its stockholders of avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. Change-in-control rights are intended to do the following:

  •
  Encourage employees to remain with STAAR despite uncertainties while a transaction is under consideration or pending by assuring them that, if they are terminated as a result of a change in control, they will receive continued pay and benefits to cover the disruption in employment; and

  •
  Reinforce the alignment of employee interest with stockholder interest by providing that, if a major transaction occurs, vesting and exercisability of stock options will continue, so the potential equity value of unvested or unexercised options will not be lost.

        The specific change-in-control rights to which each Named Executive Officer is entitled are discussed below under "Employment Agreements."

  Severance Arrangements

        Each of our Named Executive Officers is entitled to limited continuation of salary and benefits if the officer is terminated under specified circumstances. These arrangements are provided to maintain STAAR's competitive position in attracting and retaining executive talent and are described further in the section "Employment Agreements" below.

  Perquisites

        STAAR's Named Executive Officers, along with other senior management employees, may be eligible for limited perquisites intended to minimize distractions from the executives' attention to STAAR's business. In 2013, the Named Executive Officers received an optional executive health screening and an optional executive life insurance policy with premiums and costs paid by STAAR.

  Benefits

        The Named Executive Officers participate in a variety of retirement, health and welfare, and paid time-off benefits designed to enable STAAR to attract and retain its workforce in a competitive marketplace. Health and welfare and paid time-off benefits help ensure that STAAR has a productive and focused workforce through reliable and competitive health and other benefits. Pension and savings plans help employees, especially long-serving employees, save and prepare financially for retirement.

        STAAR's qualified 401(k) Plan allows all employees to contribute up to the limits imposed by the Internal Revenue Code—$17,500 per employee for 2013 (with a $5,500 annual catch-up contribution permitted for those over 50 years of age)—on a pre- or after-tax basis. During 2013 STAAR provided a 50% percent match up to the first 6% of the employee's compensation. The terms of the 401(k) Plan are described below under the caption "Employee Benefit Plans." Officers serving outside the U.S., where Section 401(k) of the Internal Revenue Code is largely inapplicable, receive pension benefits based on local regulations and standards.

        Policy Under Section 162(m) of the Internal Revenue Code.    STAAR has not formulated a policy for qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. The Committee will consider whether such a policy should be implemented, either in general or with respect to specific transactions. Our Amended and Restated 2003 Omnibus Equity Incentive Plan, which is subject to approval by the stockholders (Proposal No. 2 of this proxy statement), has been designed to permit the Committee to make equity awards that would qualify for deductibility under Section 162(m).

 Summary Compensation

        The following table summarizes the compensation of the Named Executive Officers for each of the three fiscal years ending January 3, 2014. By providing the Grant Date Fair Value of stock and option awards in the table STAAR does not imply any assurance that such values will ever be realized. The Named Executive Officers are the Chief Executive Officer, Chief Financial Officer former Chief Financial Officer and our three other most highly compensated executive officers:

Name and Principal Position(3)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Stock Unit Awards ($)(1)	Option Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Barry Caldwell	2013	498,277	140,000	79,950	159,900	117,225	—	33,588	1,028,940
President and Chief	2012	458,392	—	164,850	—	283,568	—	113,459	1,020,269
Executive Officer	2011	449,500	290,000	137,100	—	143,286	—	49,749	1,069,635
Deborah Andrews	2013	284,371	50,000	39,975	34,645	58,612	—	17,451	485,054
Vice President and Chief	2012	273,303	—	82,425	—	141,784	—	69,047	566,559
Accounting Officer (former Chief Financial Officer)	2011	270,846	105,000	63,060	—	71,643	—	14,125	524,674
Stephen Brown	2013	92,046	30,000	—	—	277,210	—	3,555	402,811
Vice President and Chief	2012	—	—	—	—	—	—	—	—
Financial Officer	2011	—	—	—	—	—	—	—	—
Robin Hughes	2013	296,665	70,000	39,975	39,975	58,612	—	25,566	530,893
Vice President, Research and	2012	267,806	40,000	82,425	—	141,784	—	55,094	587,109
Development, Regulatory and Quality	2011	248,654	110,000	68,550	—	71,643	—	19,310	518,157
Samuel Gesten	2013	322,357	55,000	39,975	26,650	58,612	—	18,704	521,298
Vice President, General	2012	212,878	50,000	82,575	—	498,519	—	18,511	862,482
Counsel and Corporate	2011	—	—	—	—	—	—	—	—
Secretary
James Francese	2013	269,600	55,000	39,975	63,960	58,612	—	21,326	508,473
Vice President, Global	2012	74,869	25,000	—	—	216,830	—	5,744	322,443
Marketing	2011	—	—	—	—	—	—	—	—

(1)
Dollar amounts in the Stock Awards and Option Awards columns reflect the aggregate grant date fair value with respect to stock awards and options granted during fiscal years 2013, 2012 and 2011 calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts for fiscal years 2013 are included in Note 11 to STAAR's audited consolidated financial statements for the fiscal year ended January 3, 2014, included in STAAR's Annual Report on Form 10-K. The grant date fair values of the 2013 awards were as follows: $5.33 per share for March 4, 2013 grant restricted stocks, $5.33 per unit for March 4, 2013 restricted stock units $2.93 per share for March 4, 2013 stock options and $5.54 per share for September 9, 2013 stock options. With respect to the restricted stock unit awards which were subject to a performance condition, the grant date fair value is calculated based on the probable outcome of the performance condition, which also represents the aggregate maximum value assuming achievement of the performance condition.

(2)
For each executive officer who received perquisites and personal benefits exceeding $10,000 in 2013, perquisites and benefits are quantified in the subsequent table below.

(3)
In December 2013, the Board of Directors designated Messrs. Caldwell, Brown, Francese, Gesten, and Hughes as executive officers for purposes of Section 16 of the Exchange Act.

        The following table summarizes the elements of "All Other Compensation" listed in the table above for 2013.

Name	Perquisites and Other Personal Benefits ($)	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Total ($)
Barry Caldwell	3,800	23,126	6,661	33,587
Stephen Brown	—	2,831	724	3,555
Deborah Andrews	—	10,338	7,113	17,451
Robin Hughes	3,800	14,403	7,363	25,566
Samuel Gesten	—	12,751	5,953	18,704
James Francese	3,800	11,330	6,196	21,326

Grants of Plan-Based Awards
for Fiscal Year Ended
January 3, 2014

        The following table provides information on stock and option awards granted in 2013 to each of STAAR's Named Executive Officers, and estimated future payouts for non-equity incentive plan awards under STAAR's executive cash bonus plan. By providing the Grant Date Fair Value of stock and option awards in the table STAAR does not imply any assurance that such values will ever be realized.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				All Other Option Awards: Number of Securities Underlying Options (#)
					Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)
						All Other Stock Awards: Number of Units(2) (#)(2)		Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards(3)($)
Name and Principal Position	Grant Date	Threshold ($)	Target ($)(1)	or Units (#)
Barry Caldwell	03/04/2013	0	294,000	705,600	30,000	—	—	—	159,900
President, Chief Executive	03/04/2013	0	—	—	—	15,000	—	—	79,950
Officer	03/04/2013	0	—	—	—	—	40,000	5.34	117,225
Deborah Andrews	03/04/2013	0	110,000	264,000	6,500	—	—	—	34,645
Vice President, Chief	03/04/2013	0	—	—	—	7,500	—	—	39,975
Accounting Officer	03/04/2013	0	—	—	—	—	20,000	5.34	58,612
(former CFO)
Stephen Brown	09/09/2013	0	120,000	288,000	—	—	—	—
Vice President, Chief	09/09/2013	0	—	—	—	—	50,000	12.16	227,210
Financial Officer
Robin Hughes	03/04/2013	0	116,000	278,400	7,500	—	—	—	39,975
Vice President, Research	03/04/2013	0	—	—	—	7,500	—	—	39,975
and Development,	03/04/2013	0	—	—	—	—	20,000	5.34	58,612
Regulatory and Quality
Samuel Gesten	03/04/2013	0	126,000	302,400	5,000	—	—	—	26,650
Vice President, General	03/04/2013	0	—	—	—	7,500	—	—	58,612
Counsel and Corporate	03/04/2013	0	—	—	—	—	20,000	5.34	58,612
Secretary
James Francese	03/04/2013	0	104,000	249,600	12,000	—	—	—	63,960
Vice President, Global	03/04/2013	0	—	—	—	7,500	—	—	39,975
Marketing	03/04/2013	0	—	—	—	—	20,000	5.34	58,612

(1)
Reflects targeted and maximum cash bonuses for 2013 performance paid in 2014 under STAAR's cash bonus plan for executive officers.

(2)
Reflects the aggregate grant date fair value with respect to stock awards and options granted during fiscal year 2013, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to STAAR's audited consolidated financial statements for the fiscal year ended January 3, 2014, included in STAAR's Annual Report on Form 10-K.

        Stock awards granted to executive officers in 2013 consisted of the following:

  •
  Performance Accelerated Restricted Shares of Common Stock (PARS), subject to forfeiture and vesting in a single installment on March 04, 2016, but subject to accelerated vesting as to one third of the shares each year pursuant to achievement of certain performance criteria.

  •
  Restricted Stock Units (RSU), subject to forfeiture and vesting in a single installment, are contingent upon reaching the 2013 audited revenue goal.

        All of the stock options granted to executive officers in 2013 had a ten-year term and a three-year vesting schedule, with one third vesting on the first three yearly anniversaries of grant.

Outstanding Equity Awards
at Fiscal Year-End
January 3, 2014

        The following table shows the number of shares covered by exercisable and unexercisable options and unvested shares of restricted stock held by STAAR's Named Executive Officers on January 3, 2014.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)							Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Rights That Have Not Vested ($)
								Market Value of Restricted Stocks That Have Not Vested ($)
						Number of Shares or Units of Stock That Have Not Vested (#)
				Option Exercise Price ($)
					Option Expiration Date
Name	Exercisable	Unexercisable
Barry Caldwell	20,000	—		4.79	05/15/2017	45,000	(10)	$724,500	30,000	(11)	$483,000
	200,000	—		2.21	01/07/2018	—		—	—		—
	50,000	—		5.68	12/14/2020	—		—	—		—
	26,666	13,334	(1)	5.49	03/14/2021	—		—	—		—
	13,333	26,667	(2)	11.00	03/01/2022	—		—	—		—
	—	40,000	(3)	5.34	03/03/2023	—		—	—		—
Deborah Andrews	25,000	—		6.92	02/09/2016	22,500	(12)	$362,250	6,500	(11)	$104,650
	40,000	—		5.39	04/01/2017	—		—	—		—
	20,000	—		2.91	05/14/2018	—		—	—		—
	25,000	—		5.68	12/14/2020	—		—	—		—
	13,333	6,667	(4)	5.49	03/14/2021	—		—	—		—
	6,666	13,334	(5)	11.00	03/01/2022	—		—	—		—
	—	20,000	(6)	5.34	03/03/2023	—		—	—		—
Stephen Brown	—	50,000	(7)	12.16	09/08/2023	—		—	—		—
Robin Hughes	50,000	—		3.82	07/05/2017	22,500	(12)	$362,250	7,500	(11)	$120,750
	10,000	—		2.91	05/14/2018	—		—	—		—
	5,000	—		4.69	08/15/2020	—		—	—		—
	25,000	—		5.68	12/14/2020	—		—	—		—
	13,333	6,667	(4)	5.49	03/14/2021	—		—	—		—
	6,666	13,334	(5)	11.00	03/01/2022	—		—	—		—
	—	20,000	(6)	5.34	03/03/2023	—		—	—		—
Samuel Gesten	23,332	46,668	(8)	11.02	04/01/2022	15,500	(13)	$241,500	5,000	(11)	$80,500
	—	20,000	(6)	5.34	03/03/2023	—		—	—		—
James Francese	16,666	33,334	(9)	6.71	09/03/2022	7,500	(14)	$120,750	12,000	(11)	$193,200
	—	20,000	(6)	5.34	03/03/2023	—		—	—		—

(1)
13,334 options vested on March 15, 2014.

(2)
13,333 options vested on March 2, 2014, and the remaining 13,334 will vest on March 2, 2015.

(3)
13,333 options vested on March 4, 2014, 13,333 options will vest on March 4, 2015, and the remaining 13,334 will vest on March 4, 2016.

(4)
6,667 options vested on March 15, 2014.

(5)
6,667 options vested on March 2, 2014, and the remaining 6,667 options will vest on March 2, 2015.

(6)
6,666 options vested on March 4, 2014, 6,667 options will vest on March 4, 2015 and the remaining 6,667 options will best on March 4, 2016.

(7)
18,333 options will vest on September 9, 2014, 18,333 options will vest on September 9, 2015 and the remaining 18,334 options will vest on September 9, 2016.

(8)
23,333 options vested on April 2, 2014, and the remaining 23,334 will vest on April 2, 2015.

(9)
16,667 options will vest on September 4, 2014, and the remaining 16,667 options will vest on September 4, 2015.

(10)
15,000 restricted stocks vested on March 15, 2014, 15,000 restricted stocks will vest on March 2, 2015, and the remaining 15,000 restricted stocks will vest on March 4, 2016.

(11)
Restricted stock units vested on March 12, 2014 based on achievement of the performance objective.

(12)
7,500 restricted stocks vested on March 15, 2014, 7,500 restricted stocks will vest on March 2, 2015, and the remaining 7,500 restricted stock unites will vest on March 4, 2016.

(13)
7,500 restricted stocks will vest on April 2, 2015 and the remaining 7,500 restricted stocks will vest on March 4, 2016.

(14)
7,500 restricted stocks will vest on March 4, 2016.

Option Exercises and Stock Vested as of
Fiscal Year-End January 3, 2014

        The table below shows the number of shares of STAAR common stock acquired by Named Executive Officers during 2013 on the exercise of options, and the number of shares of stock subject to stock awards that vested in 2013 for each Named Executive Officer.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Deborah Andrews	105,000	755,023	—	—

Change in Control and Termination Payment and Benefit Estimates
As of January 3, 2014

        The table below demonstrates the effect of termination and change-in-control rights held by Named Executive Officers under their employment agreements with us. Each column of the table shows the financial benefit that would have been received by a Named Executive Officer, on a hypothetical basis, if one of the following events had occurred on January 3, 2014:

  •
  termination by STAAR without cause, or by the Named Executive Officer for good reason, prior to a change in control;

  •
  termination by STAAR without cause, or by the Named Executive Officer for good reason, following a change in control;

  •
  a change in control of STAAR, without termination of the Named Executive Officer; and

  •
  termination because of disability, irrespective of any change in control.

        We are providing this information on a hypothetical basis in accordance with the regulations of the SEC. In fact, no such change in control occurred on January 3, 2014, and none of the Named Executive Officers was terminated on that date. There can be no assurance that a change in control would produce the same or similar results as those described if it occurs on any other date, or if any assumption is not correct when the actual event occurs. Termination "for good reason" generally means that an employer has adversely changed the terms and conditions of employment to such a degree that the executive, under the specific terms of his or her agreement, is entitled to voluntarily resign and to receive severance benefits.

Name	Benefit	Termination w/o Cause or for Good Reason ($)	Termination w/o Cause or for Good Reason following Change in Control ($)(2)	Change in Control ($)(1)	Disability ($)
Barry Caldwell	Severance	735,000	735,000	—	245,000
	Equity vest immediately	—	1,914,625	1,914,625	—
Deborah Andrews	Severance	137,500	275,000	—	—
	Equity vest immediately	—	820,550	820,550	—
Stephen Brown	Severance	150,000	300,000	—	—
	Equity vest immediately	—	197,000	197,000	—
Robin Hughes	Severance	145,000	290,000	—	—
	Equity vest immediately	—	836,640	836,640	—
Samuel Gesten	Severance	157,500	315,000	—	—
	Equity vest immediately	—	774,073	774,073	—
James Francese	Severance	130,000	260,000	—	—
	Equity vest immediately	—	841,961	841,961	—

(1)
Assumes that following a change in control the acquirer or surviving company has not assumed or confirmed the Named Executive Officer's outstanding options. If the acquirer assumes options or surviving company confirms options issued under the 2003 Omnibus Plan, the options will continue to vest in accordance with their original terms.

(2)
Except as otherwise indicated, severance payments are payable on a bi-weekly basis during the severance period. Mr. Caldwell would receive his severance payment in a lump sum payable on the 60th day following a termination, regardless of a change in control.

EMPLOYMENT AGREEMENTS

Barry Caldwell, President and Chief Executive Officer

        Mr. Caldwell's employment with STAAR is governed by an Amended and Restated Executive Employment Agreement dated December 31, 2008, which was further amended by Amendment No. 1 dated January 11, 2010 and Amendment No. 2 dated November 7, 2012. The term "Agreement" in the following discussion refers to the Executive Employment Agreement as amended to date and currently in force.

        The Agreement has a term of one year from November 27, 2010, and automatically renews for successive one-year terms on each anniversary of that date unless either Mr. Caldwell or STAAR gives written notice of intent not to renew within six months prior to the expiration of the original term or any renewal term. The Agreement provides for an initial base salary of $400,000, subject to annual increases at the discretion of STAAR's Board of Directors. Mr. Caldwell's annual base compensation is payable to him in cash, but prior to any annual renewal of the Agreement Mr. Caldwell may elect instead to receive a portion of that compensation in the form of restricted stock to be priced on the date of election and issued on, or as soon as practicable after, the renewal date. If Mr. Caldwell elects to take restricted stock in lieu of cash compensation, the restricted stock will be subject to vesting restrictions, and vest in twelve equal monthly installments during the year after grant.

        The Agreement provides for a performance bonus of up to 60% of annual salary. Mr. Caldwell is also eligible to participate in equity compensation programs generally available to similarly situated executives of STAAR. The Agreement also entitles Mr. Caldwell to participate in all benefit plans available to similarly situated executives of STAAR, including executive level health and life insurance coverage.

        If STAAR terminates Mr. Caldwell's employment other than for cause, he will be entitled to 18 months' salary from the date of termination.

        Within the period of one year after a change in control, if Mr. Caldwell's employment is terminated (or if he resigns during that period following a material reduction in compensation or change in duties), he will receive 18 months' salary as a lump-sum payment, plus continued benefits for a 12-month period. In addition, following such a termination all unvested options or restricted stock will immediately vest and options will continue to be exercisable until their expiration dates. If severance payments in connection with a change in control result in liability for excise taxes under Section 280G of the Internal Revenue Code of 1986, as amended, Mr. Caldwell will generally receive a "gross-up" payment in an amount sufficient to make up for the effect of the excise tax. However, if excise taxes could be avoided by reducing total severance payments by up to 10%, the total payments will be reduced to the amount where excise taxes would not be incurred.

        The Agreement anticipates that the Board of Directors will nominate Mr. Caldwell for re-election to the Board of Directors at each annual meeting, unless he elects not to stand for election. He will not receive additional compensation for Board of Directors service.

Stephen Brown, Vice President, Chief Financial Officer

        On August 21, 2013, we entered into an Agreement with Stephen Brown to act as our Chief Financial Officer. The Agreement provides for an initial annual base salary of $300,000, and a performance bonus of up to 40% of the base salary, which the Committee may adjust periodically.

Robin Hughes, Vice President, Global Research and Development, Regulatory and Quality

        An offer letter dated May 8, 2007 sets forth terms and conditions of Robin Hughes' employment as Vice President, Global Marketing. The letter provides for an initial base salary of $235,000 per year, and eligibility for an annual bonus of up to 40% of base salary, which the Committee may adjust periodically. In September 2012, Mr. Hughes changed his role to become Vice President, Research & Development, Regulatory and Quality. Mr. Hughes' compensation remained the same after the change in role.

Samuel Gesten, Vice President, General Counsel and Corporate Secretary

        An offer letter dated March 27, 2012 sets forth terms and conditions of Mr. Gesten's employment as Vice President, General Counsel and Corporate Secretary. The letter provides for an initial base salary of $300,000 per year, and eligibility for an annual bonus of up to 35% of base salary, which the Committee may adjust periodically.

James Francese, Vice President, Global Marketing

        An offer letter dated August 10, 2012 sets forth terms and conditions of Mr. Francese's employment as Vice President, Global Marketing. The letter provides for an initial base salary of $260,000 per year, and eligibility for an annual bonus of up to 40% of base salary, which the Committee may adjust periodically.

Executive Change in Control Agreements

        STAAR has entered into executive change in control retention agreements with its executive officers and certain other key employees that provide cash and other severance benefits if there is a change in control of the Company. The Executive Change in Control Agreements with Messrs. Brown, Hughes, Gesten and Francese provide that if the officer is terminated within 12 months after a change in control of STAAR, or resigns for good reason within 15 months after a change in control of STAAR, the officer will receive the following, subject to the officer entering into a release of claims with the employer:

  •
  One year's base salary at the greater of the rate applicable at the time of termination or the rate applicable immediately prior to the announcement of the change in control;

  •
  One year's target cash bonus amount, plus the greater of the amount of any bonus earned in the year of termination and the provided amount of the previous year's bonus;

  •
  One year's continuation of group health and dental benefits; and

  •
  Limited roll-backs or deferrals in compensation if necessary to reduce liability for excise taxes under Section 280G of the Internal Revenue Code, but no provision of any kind for the gross-up of payments for taxes or for any other purpose.

Executive Severance Agreements

        STAAR has entered into executive severance agreements with its executive officers and certain other key employees that provide cash and other severance benefits if the officer is terminated without cause or resigns for good reason (except in connection with a change in control of STAAR). The Executive Severance Agreements with Messrs. Brown, Hughes, Gesten and Francese provide that they will receive the following, subject to the officer entering into a release of claims with STAAR:

  •
  Six months' base salary at the rate applicable at the time of termination; and

  •
  Six months' continuation of group health and dental benefits.

        In the context of the Executive Change in Control Agreements and Executive Severance Agreements, resignation "for good reason" generally means that an employer has adversely changed the officer's salary, location or other terms and conditions of employment to such a degree that the executive is entitled to voluntarily resign and to receive severance benefits.

Employee Benefit Plans

  Equity Compensation Plan Information

        The following table summarizes information about the options and other equity compensation under STAAR's equity plans as of the close of business on January 3, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Weighted Average Remaining Contractual Life of Outstanding Options, Warrants and Rights (years) (c)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (d)
Equity Compensation Plans Approved by Stockholders	3,433,544	(1)	6.17	(2)	6.27	(3)	1,363,020

(1)
Represents awards granted under the Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan (the "2003 Plan"). Consists of 3,298,544 options, and 135,000 RSUs.

  The Company also had 341,000 shares of outstanding restricted stock which are not reflected in the table above because they are treated as issued and outstanding and will not have an additional dilutive impact on the Company when the awards vest.

(2)
Represents the weighted average exercise price of outstanding stock options.

(3)
Represents the weighted average remaining contractual life of outstanding stock options.

        The following table summarizes information about the options and other equity compensation under STAAR's equity plans as of the Record Date on April 17, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Weighted Average Remaining Contractual Life of Outstanding Options, Warrants and Rights (years) (c)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (d)
Equity Compensation Plans Approved by Stockholders	3,653,875	(1)	7.25	(2)	6.58	(3)	677,796

(1)
Represents awards granted under the Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan (the "2003 Plan"). Consists of 3,363,375 options, and 290,500 RSUs.

  The Company also had 252,685 shares of outstanding restricted stock which are not reflected in the table above because they are treated as issued and outstanding and will not have an additional dilutive impact on the Company when the awards vest.

(2)
Represents the weighted average exercise price of outstanding stock options.

(3)
Represents the weighted average remaining contractual life of outstanding stock options.

  Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan

        In May 2013, the stockholders of STAAR approved the Amended and Restated 2003 Omnibus Equity Incentive Plan (the "Amended and Restated 2003 Omnibus Plan").

        The Amended and Restated 2003 Omnibus Plan is the only equity plan currently used by STAAR to grant equity compensation. The Amended and Restated 2003 Omnibus Plan provides that a maximum of 9,750,000 shares are available for issuance. Of the 9,750,000 shares available for issuance under the Amended and Restated 2003 Omnibus Plan, as of the Record Date 3,363,375 shares are subject to outstanding options, 252,685 shares have been granted as restricted shares that remain unvested, 290,500 shares have been granted as RSU's that remain unvested, and 677,796 shares remain available for future grants.

  401(k) Plan

        STAAR maintains a 401(k) plan ("401(k) Plan") for the benefit of qualified employees in North America. During the fiscal year ended January 3, 2014, employees who participate may elect to make salary deferral contributions to the 401(k) Plan up to $17,500 of the employees' eligible payroll, and $23,000 for employees 50 years of age or older, subject to annual maximum limitations under the Code. STAAR makes a contribution of 50% of the employee's contribution up to the first 6% of the employee's compensation. In addition, STAAR may make a discretionary contribution to qualified employees, in accordance with the 401(k) Plan.

  Review of Related Person Transactions

        The Board of Directors has adopted a written Related Person Transaction Policy, which requires the approval of the Audit Committee for all covered transactions. The Policy applies to any transaction or series of transactions in which STAAR or a subsidiary is a participant, the amount involved exceeds $120,000 and a "Related Person" as defined in the Policy, including executive officers, directors and their immediate family members, and holders of in excess of 5% of our common stock, has a direct or indirect material interest. Under the Policy, all Related Person Transactions must first be submitted to the General Counsel of STAAR, who will determine whether the proposed transaction falls under the Policy and, if so, submit it to the Audit Committee for review, approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, and full disclosure of the Related Person's interest in the transaction, the Committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of STAAR.

REPORT OF THE AUDIT COMMITTEE

        In any of our filings under the Securities Act of 1933 or Exchange Act of 1934 that incorporate this Proxy Statement by reference, the Report of the Audit Committee of the Board of Directors will be considered excluded from the incorporation by reference, and it will not be deemed a part of any such other filing unless we expressly state that the Report is so incorporated.

        The Audit Committee of the Board of Directors is currently composed of three directors who are independent directors as defined under NASDAQ and SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors.

        In accordance with a written charter adopted by the Board of Directors, the Audit Committee oversees STAAR's financial reporting process. Management is responsible for STAAR's financial statements and the financial reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for (i) performing an independent audit of STAAR's financial statements, (ii) expressing an opinion on whether STAAR's financial statements fairly present, in all material respects, STAAR's financial position and results of operations and conform with generally accepted accounting principles and (iii) an opinion on whether management's assessment that STAAR maintained effective internal control over financial reporting as of January 3, 2014, is fairly stated, in all material respects, based on criteria established in Internal Control—Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements that have been included in our Annual Report on Form 10-K for the year ended January 3, 2014.

        The Audit Committee has reviewed and discussed with STAAR's independent registered public accounting firm, BDO USA, LLP, the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board ("PCAOB") and currently in effect. The Audit Committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by the PCAOB regarding BDO USA, LLP's communications with the Audit Committee concerning the accountant's independence, and has discussed with BDO USA, LLP its independence from STAAR and its management.

        The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended January 3, 2014 for filing with the SEC.

The Audit Committee

Charles Slacik (Chairman)
Don Bailey
John Moore

Dated May 5, 2014

 PROPOSAL NO. 2
AMENDMENT AND RESTATEMENT
OF
2003 OMNIBUS EQUITY INCENTIVE PLAN

        Subject to the requisite affirmative stockholder vote at the Annual Meeting, the Board of Directors has adopted an amendment and restatement of the Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan to increase the number of shares of our common stock reserved for issuance under the plan by 1.5 million shares. In this proxy proposal, we refer to the Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan previously approved by our stockholders as the "2003 Plan," and the 2003 Plan, as amended and restated in accordance with this Proposal No. 2 as the "Restated 2003 Plan".

        We are seeking stockholder approval of the Restated 2003 Plan in order to comply with the requirements of the NASDAQ Stock Market. In addition, we are asking stockholders to approve the Restated 2003 Plan to satisfy the stockholder approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").

        In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to our Chief Executive Officer or any of our three other most highly compensated executive officers (other than our Chief Financial Officer). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as "performance-based" under Section 162(m) does not count against the $1 million deduction limitation. One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by our public stockholders. For purposes of Section 162(m), the material terms include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goals may be based and (c) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the Restated 2003 Plan is discussed below, and stockholder approval of this Proposal No. 2 will be deemed to constitute approval of the material terms of the Restated 2003 Plan for purposes of the stockholder approval requirements of Section 162(m).

        Stockholder approval of the Restated 2003 Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the Restated 2003 Plan, as amended and restated, to qualify for the "performance-based" compensation exemption under Section 162(m), and submission of the material terms of the plan's performance goals for stockholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the plan. Nothing in this proposal precludes us or the Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

        If stockholders do not approve this Proposal No. 2, the 2003 Plan, which was previously approved by our stockholders, will continue in full force and effect, but we may not have sufficient shares of our common stock to issue equity-based incentive awards consistent with our compensation philosophy

Introduction and Background for Current Request to Increase the Share Reserve

        The purpose of the Restated 2003 Plan is to enable the Company to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen the mutuality of interests between these persons and the Company's stockholders. The Restated 2003 Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

        Our shareholders approved the 2003 Plan on May 13, 2013, to increase the number of our common stock that are reserved for issuance under the Restated 20013 Plan by 1.25 million shares and also to revise certain administrative items.

        As of the date of this proxy statement, approximately 677,796 shares are authorized and available for grants under the Restated 2003 Plan. Consistent with our Compensation Philosophy described above in "Compensation Program Objectives and Rewards," over the past three years, we have annually issued approximately 845,450 shares of equity incentive stock, as stock options, restricted shares or otherwise as permitted under the restated 2003 Plan to new and existing STAAR employees, non-employee directors and consultants.

        STAAR is seeking stockholder approval to increase this share reserve by 1,500,000 shares. If the stockholders approve this Proposal No. 2, a total of 1,777,796 shares will be available for future grants under the Restated 2003 Plan as of June 9, 2014. The Restated 2003 Plan increases the number of reserved shares by 1.5 million shares, thereby increasing the total number of shares reserved for issuance since the Restated 2003 Plan's inception to 11.25 million shares;

        As of April 17, 2014, the weighted average exercise price for options outstanding under all existing STAAR equity plans is $7.25 per share and weighted average remaining term of 6.58 years; 1,146,000 outstanding options have exercise prices in excess of $7 per share. STAAR has never repriced options under the 2003 Plan, and has no intention of doing so. The Restated 2003 Plan expressly provides that STAAR cannot reprice options under the plan without advance approval of the stockholders. The closing stock price of our common stock as of April 17, 2014 was $17.50 per share.

        Ramifications of Failure to Receive Approval and Key Historical Equity Metrics.    Based on the recommendations of the Compensation Committee, the Board of Directors believes that if STAAR cannot increase the number of reserved shares by 1,500,000, STAAR will not have sufficient shares for our equity compensation program and would find it necessary to devote a significantly greater portion of our cash on hand and cash generated by operations to compensate our employees, consultants and potential new hires. In addition, we believe our equity compensation program helps align the interests of our key employees with the interests of our stockholders, and an insufficient supply of equity for awards would deprive management and the Board of Directors of this useful tool.

        In its determination to recommend that the Board of Directors approve the Restated 2003 Plan, the Compensation Committee reviewed historical burn rate information and noted that the amended plan is intended to satisfy institutional shareholder advisory firms' tests and recommended practices. The following table shows how the key equity metrics have changed over the past three fiscal years under the 2003 Plan:

Key Equity Metrics	2013	3-Year Average (2011 - 2013)
Shares subject to awards granted(1)	891,350	845,450
Gross burn rate(2)	2%	2%
Net burn rate(3)	2%	2%
Dilution(4)	6%	6%
Overhang(5)	10%	9%

(1)
Reflects total number of shares subject to equity awards granted during the fiscal year and excludes any cancelled or forfeited equity awards.

(2)
Gross burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted- average number of shares outstanding during the period, and excludes any cancelled or forfeited equity awards.

(3)
Net burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted- average number of shares outstanding during the period, and takes into account any cancelled or forfeited equity awards.

(4)
Dilution is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.

(5)
Overhang is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND AND RESTATE THE 2003 OMNIBUS EQUITY INCENTIVE PLAN.

        The summary of the Restated 2003 Plan included in this proxy statement is qualified in its entirety by express reference to the text of the Restated 2003 Plan, a copy of which is included as Appendix C to this proxy statement.

Summary of the Amended and Restated 2003 Omnibus Equity Incentive Plan

  Shares Subject to Plan

        The maximum number of shares of Common Stock that may be issued as awards granted since the inception of the Restated 2003 Plan may not exceed the sum of 11.25 million shares. Shares of Common Stock subject to issuance upon exercise or used for payment or settlement of awards are counted against the number of shares available for awards under the Restated 2003 Plan. If awards granted under the Restated 2003 Plan or Prior Plans (as defined below) expire, are canceled or otherwise terminate without being exercised, the Common Stock subject to the award will again become available for issuance under the Restated 2003 Plan. For the purposes of this summary, "Prior Plans" means the STAAR Surgical Company 2003 Omnibus Equity Incentive Plan as last amended May 19, 2010 and as in effect immediately prior to this amendment and restatement; the 1991 Stock Option Plan of STAAR Surgical Company; the 1995 STAAR Surgical Company Consultant Stock Plan; the 1996 STAAR Surgical Company Non-Qualified Stock Plan; the 1998 STAAR Surgical Company Stock Plan; and the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer.

  Administration

        The Restated 2003 Plan will be administered by a committee (the "Committee") of two or more directors appointed by the Board of Directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Code, and who otherwise complies with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has full and final authority to select the recipients of awards and to grant such awards. Subject to the provisions of the Restated 2003 Plan, the Committee has a wide degree of flexibility in determining the terms and conditions of awards and the number of shares to be issued pursuant thereto, including conditioning the receipt or vesting of awards on the achievement by the participant of specified performance criteria. The expenses of administering the Restated 2003 Plan are borne by the Company. Ordinarily, the standing Compensation Committee of the Board of Directors would administer the Restated 2003 Plan.

  Eligibility

        Persons eligible to participate in the Restated 2003 Plan include all members of the Board of Directors, approximately 300 employees, and approximately 10 consultants of the Company and its subsidiaries, in each case, as determined by the Committee.

  Terms of Awards

  General

        The Restated 2003 Plan authorizes the Committee to enter into any type of arrangement with an eligible recipient that, by its terms, involves or might involve the issuance of Common Stock or any other security or benefit with a value derived from the value of Common Stock. Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An award may consist of one such security or benefit or two or more of them in tandem or in the alternative.

        An award granted under the Restated 2003 Plan may include a provision accelerating the receipt of benefits on the occurrence of specified events, such as a change of control of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transactions. The Committee may grant options that either are intended to be "incentive stock options" as defined under Section 422 of the Code, or are not intended to be incentive options ("non-qualified stock options"). Incentive stock options may be granted only to employees.

        No incentive stock option may be granted under the Restated 2003 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of the grant and the term of the option does not exceed five years from the date of the grant. In addition, the aggregate fair market value, determined at the time of the grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its subsidiaries) may not exceed $100,000.

        A restricted stock award is the grant of shares of common stock at a per share purchase price determined by the Committee (which may equal zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions determined by the Committee are met. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares (except as described below with respect to restricted stock subject to performance-based vesting conditions). The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee. Restricted stock units represent the right to receive shares upon the attainment of specified time and/or performance goals. A performance share grant is an award of units granted to a participant subject to such terms and conditions as the Committee deems appropriate, including, the requirement that the participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time. A performance unit grant is an award of units granted to a participant subject to such terms and conditions as the Committee deems appropriate, including, the requirement that the participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

  Payment of Purchase or Exercise Price

        An award may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, or to pay all or part of such recipient's tax withholding obligation with respect to such issuance, by delivering previously owned shares of capital stock of the Company or other property, or subject to the prohibitions on loans to officers and directors under Item 402 of the Sarbanes-Oxley Act of 2002, by reducing the amount of shares or other property otherwise issuable pursuant to the award or by delivering a promissory note, the terms and conditions of which will be determined by the Committee.

  Performance Awards

        Performance awards include any of the awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals. The Committee will determine whether performance awards are intended to constitute "qualified performance-based compensation", or QPBC, within the meaning of Section 162(m), in which case the applicable performance criteria will be selected from the list below in accordance with the requirements of Section 162(m). In order to constitute QPBC under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by our Committee and linked to stockholder-approved performance criteria.

        For purposes of the Restated 2003 Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC, and may be used in setting performance goals applicable to other performance awards: (i) revenue, (ii) earnings, or earnings before interest, taxes, depreciation and amortization, or EBITDA, (iii) earnings per share, (iv) stock price, (v) operating cash flow, (vi) net income, (vii) profit margins, operating margins, gross margins or cash margins, (viii) revenue growth, (ix) pre- or after-tax income (before or after allocations of corporate overhead and bonuses), (x) return on equity, (xi) total shareholder return, (xii) return on assets or net assets, (xiii) appreciation in and/or maintenance of the price of the Common Stock, (xiv) market share, (xv) gross profits, (xvi) economic value- added models or equivalent metrics, (xvii) comparisons with various stock market indices, (xviii) reductions in costs, (xix) cash flow or cash flow per share, (xx) return on capital (including return on total capital or return on invested capital), (xxi) cash flow return on investment, (xxii) improvement in or attainment of expense levels or working capital levels, (xxiii) year-end cash, (xxiv) debt reductions, (xxv) stockholder equity, (xxvi) regulatory or litigation achievements, (xxvii) implementation, completion or attainment of measurable objectives with respect to business development, new products or services, budgets, regulatory or business risks, acquisitions, divestitures or recruiting and maintaining personnel, (xxviii) earnings, (xxix) expenses, (xxx) cost of goods sold, (xxxi) working capital, (xxxii) price/earnings ratio, (xxxiii) debt or debt-to-equity, (xxxiv) accounts receivable, (xxxv) write-offs, (xxxvi) assets, (xxxvii) liquidity, (xxxviii) operations, (xxxix) research or related milestones, (xl) intellectual property (e.g., patents), (xli) product development, (xlii) information technology, (xliii) financings, (xliv) product quality control, (xlv) management, (xlvi) human resources, (xlvii) corporate governance, (xlviii) compliance program, (xlix) internal controls, (xlxi) policies and procedures, (xlxii) accounting and reporting, (xlxiii) strategic alliances, (xlxiv) licensing and partnering, (xlxv) site, plant or building development, and/or (xlxvi) any combination of the foregoing, any of which may be measured either in absolute terms, or changes in growth or reduction, or as compared to any incremental increase or decrease or as compared to results of a peer group or index. Such performance goals also may be based solely by reference to the Company's performance or the performance of a subsidiary, affiliate, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

        Awards under the Restated 2003 Plan will be limited to the following per employee, per calendar year, maximum amounts:

Stock Options	200,000 shares of Common Stock
Stock Appreciation Rights	200,000 shares of Common Stock
Restricted Stock	200,000 shares of Common Stock
Restricted Units	200,000 shares of Common Stock
Performance Shares	200,000 shares of Common Stock
Aggregate of Above Awards	400,000 shares of Common Stock
Performance Units	Aggregate of $2,000,000

        These limits are doubled with respect to Awards granted to an employee during the calendar year of the employee's commencement of employment with the Company.

  Amendment

        Subject to limitations imposed by law, the Board of Directors may amend or terminate the Restated 2003 Plan at any time and in any manner. However, without the approval of the Company's stockholders, the Board may not make any amendment which would increase the number of aggregate number of shares of Common Stock available for issuance under the Restated 2003 Plan, materially modify the requirements as to eligibility for participation under the Restated 2003 Plan or materially increase the benefits accruing to participants under the Restated 2003 Plan, and the exercise price of outstanding Awards may not be reduced (including any exchange of stock options or stock appreciation rights for other Awards or cash).

  Section 16(b)

        Pursuant to Section 16(b) of the Exchange Act, directors, certain officers and ten percent stockholders of the Company are generally liable to the Company for repayment of any "short-swing" profits realized from any non-exempt purchase and sale of Common Stock occurring within a six-month period. Rule 16b-3, promulgated under the Exchange Act, provides an exemption from Section 16(b) liability for certain transactions by an officer or director pursuant to an employee benefit plan that complies with such Rule. Specifically, the grant of an option under an employee benefit plan that complies with Rule 16b-3 will not be deemed a purchase of a security for purposes of Section 16(b). The Restated 2003 Plan is designed to comply with Rule 16b-3.

  Term

        Awards may not be granted under the Restated 2003 Plan on or after May 18, 2020. However, any award that was duly granted on or prior to that date will remain outstanding and subject to exercise or settlement in accordance with its terms.

  Adjustments

        In the event of any change in capitalization affecting the Company's common stock, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of stock, other form of reorganization, or any other change affecting the Company's common stock, proportionate adjustments will be made with respect to (i) the aggregate number of shares of common stock for which Awards in respect thereof may be granted under the Restated 2003 Plan, (ii) the maximum number of shares of common stock which may be sold or awarded to any participant, (iii) the number of shares of common stock covered by each outstanding Award, (iv) the price per share in respect of outstanding Awards, and (v) the ISO limit. In addition, the Committee may also make adjustments in the number of shares covered by, and the price or other value of any outstanding awards under the Restated 2003 Plan in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to stockholders.

        Policy on Recoupment.    The Restated 2003 Plan provides that the Company may recoup equity or other compensation provided under the Restated 2003 Plan in accordance with Company policies as may be adopted and/or modified from time to time by the Company and/or applicable law.

  Securities Act Registration

        The Company intends to register under the Securities Act of 1933, as amended, the newly authorized shares of common stock issuable pursuant to the Restated 2003 Plan.

  Federal Income Tax Consequences

        The following is a general summary under current U.S. law of the material federal income tax consequences with respect to the Restated 2003 Plan. This summary deals with the general U.S. tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state and local income taxes, as well as gift and estate tax considerations, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality, and the summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances.

        With respect to nonqualified stock options, we are generally entitled to deduct, and the optionee recognizes taxable income in an amount equal to, the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Internal Revenue Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

        The current federal income tax consequences of other awards authorized under the Restated 2003 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture and restricted stock units will result in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions applicable to such awards lapse (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at ordinary income rates at the time of payment. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

        The Amended 2003 Plan is designed to meet the requirements of Section 162(m) for grants of awards. There can be no assurance that compensation attributable to awards granted under the Amended 2010 Plan will be treated as qualified performance-based compensation under Section 162(m) and thus be deductible to us.

  Change in Control

        The Committee may specify in any award agreement the treatment of the award if the Company undergoes a Change in Control. In general, a "Change in Control" will be considered to take place whenever (1) any person or entity becomes a 25% beneficial owner of the Company's voting stock, (2) a merger, tender offer, sale of assets or other business combination results in the persons serving as directors prior to the transaction no longer comprising a majority of the Board of Directors, (3) the consummation of a transaction results in the Company ceasing to be an independent public company or results in the sale of all or substantially all of the assets of the Company, or (4) a transaction or series of transactions (including a tender offer or exchange offer) that results in a person or group of persons (other than the Company or by a Company-sponsored employee benefit plan), acquiring beneficial ownership more than 50% of the Company's voting securities.

        If no other treatment is specified in an Award Agreement, the following will take place on a Change in Control:

  •
  stock options will vest in full immediately before the completion of the Change in Control, unless the successor company assumes the options or the Company affirms the options;

  •
  stock options held by non-employee directors will vest in full immediately before the completion of the Change in Control, whether or not the options are assumed by a successor company or affirmed by the Company;

  •
  restrictions on grants of restricted stock will be deemed satisfied on the date of the Change in Control and any performance-related grants will be deemed to have been earned on the date of the Change in Control.

        Any accelerated vesting is subject to the Committee's determination that the acceleration will not result in an "excess parachute payment" under Code Section 280G.

  Withholding

        The Company's obligation to deliver Common Stock or pay any amount under the Restated 2003 Plan is subject to the satisfaction of all applicable tax withholding requirements. The Committee, may, in its discretion, permit participants to satisfy such withholding by electing to have the Company withhold a portion of the Common Stock otherwise issuable under the Restated 2003 Plan or electing to deliver to the Company shares of Common Stock previously acquired by the participant.

  New Plan Benefits

        All future awards under the Restated 2003 Plan are within the discretion of the Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants under the Restated 2003 Plan.

Historical Awards Granted

        The following table provides information with respect to awards granted under the 2003 Plan to our named executive officers, directors and employees since inception of the 2003 Plan through

April 17, 2014. As stated above, it is not possible to determine the amounts of awards that will be granted in the future to participants under the Restated 2003 Plan.

Name and Position	Number of Shares Underlying Option Grants	Number of Restricted Stock Grants
Barry Caldwell, President, Chief Executive Officer	426,000	227,839
Stephen Brown, Vice President, Chief Financial Officer	80,000	17,000
Deborah Andrews, Vice President, Chief Accounting Officer	285,000	48,000
Robin Hughes, Vice President, Research and Development, Regulatory and Quality	165,000	51,500
Samuel Gesten, Vice President, General Counsel and Corporate Secretary	102,500	30,500
James Francese, Vice President, Global Marketing	85,000	26,500
All Current Executive Officers as a Group	1,143,500	401,339
All Employees Who Are Not Executive Officers as a Group	4,202,550	505,181
Don Bailey	45,136	13,800
Donald Duffy	175,000	85,087
Charles Slacik	20,000	7,400
John Moore	102,500	13,800
Richard Meier	75,000	13,800
Mark Logan	3,589	1,585
All Directors Who Are Not Executive Officers as a Group	421,225	135,472

 PROPOSAL NO. 3
AMENDMENT AND RESTATEMENT OF
RESTATED CERTIFICATE OF INCORPORATION AND AMENDED AND
RESTATED BYLAWS

        Subject to the affirmative vote of two-thirds or more of the Company's outstanding stock present in person or by proxy at the Annual Meeting and entitled to vote, the Board of Directors has adopted an amendment and restatement of the Restated Certificate of Incorporation (the "Restated Certificate") and Amended and Restated Bylaws (the "Restated Bylaws") to increase the maximum authorized number of directors who may serve on the Board of Directors from seven to nine.

        Increasing the maximum number of potential directors provides us with the flexibility to add members to the Board of Directors who can assist with providing additional perspective, guidance and advice to the Company's management. The complete text of the Restated Certificate and Restated Bylaws is attached to this Proxy Statement as Appendix A and Appendix B, respectively. To illustrate the proposed amendments in Appendices A and B, language that is struck is proposed to be deleted from our current Certificate and Bylaws, respectively, and language that is underlined is proposed to be added to our current Certificate and Bylaws, respectively. You are urged to read Appendices A and B in their entirety. If approved by our stockholders, the Restated Certificate would become effective upon filing of a certificate setting forth the amendment and restatement with the Secretary of State of Delaware, which we would file promptly after the Annual Meeting. If our stockholders approve the Restated Certificate, the Restated Bylaws would become effective upon stockholder approval thereof.

        STAAR's Board of Directors unanimously recommends a vote "FOR" the approval of the Restated Certificate and Restated Bylaws.

 PROPOSAL NO. 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of Directors, on the recommendation of the Audit Committee, has approved the selection of BDO USA, LLP to serve as our independent registered public accounting firm for the fiscal year ending January 2, 2015.

        Although this appointment is not required to be submitted to a vote of the Stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Stockholders ratify the appointment. If the Stockholders do not ratify the appointment, which requires the affirmative vote of a majority of the shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting, the Board of Directors will consider the selection of another independent registered public accounting firm.

        STAAR's Board of Directors unanimously recommends a vote "FOR" the approval of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2015.

        Representatives of BDO USA, LLP, which served as the independent registered public accounting firm for STAAR for fiscal year 2013, have been invited to be present at the Annual Meeting. STAAR expects representatives of BDO to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The following table summarizes the aggregate fees for professional services provided by BDO USA, LLP related to fiscal year 2013 and fiscal year 2012, all of which the Audit Committee pre-approved:

	2013	2012
Audit Fees(1)	$693,826	$670,183
Audit-Related Fees(2)	23,210	22,155
Tax-Related Fees(3)	10,727	3,731

(1)
Both 2013 and 2012 Audit Fees include: (i) the audit of our Consolidated Financial Statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (ii) the audit of management's report on the effectiveness of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002; (iii) reviews of the interim condensed Consolidated Financial Statements included in our quarterly reports on Form 10-Q; (iv) comfort letters, consents and other services related to SEC reimbursements.

(2)
Audit-related Fees were principally for audits of our employee benefit plan.

(3)
These fees were for a review of statutory tax filings for our Swiss operations.

        The Audit Committee administers STAAR's engagement of BDO USA, LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of BDO USA, LLP and whether, for reasons of efficiency or convenience, it is in the best interest of STAAR to engage its independent registered public accounting firm to perform the services. The Audit Committee has determined that performance by BDO USA, LLP of the non-audit services related to the fees shown in the table above did not affect that firm's independence.

        Prior to engagement, the Audit Committee pre-approves all independent auditor services, and the Audit Committee pre-approved all fees and services of BDO USA, LLP, for work done in 2013 and 2012. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 PROPOSAL No. 5
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

  Background to the Advisory Vote

        Under an amendment to the Exchange Act adopted by Congress as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), stockholders vote to approve, on an advisory (non-binding) basis, no less frequently than once every three years, the compensation of the Named Executive Officers. At the 2011 Annual Meeting, in an advisory vote on the frequency of voting on executive compensation, a majority of our stockholders voted in favor such votes taking place every year. In light of that, STAAR currently intends to include an advisory vote on executive compensation in the proxy statement for each future annual meeting of the stockholders. The next advisory vote on executive compensation will be held at our Annual Meeting in 2014.

  Board of Directors Recommendation

        As stated in our Compensation Discussion and Analysis, our compensation program is designed to reward our executives for meeting or exceeding corporate financial goals and individual objectives, and for maintaining the highest standards of business conduct.

        The Board of Directors believes that STAAR has been able to attract and retain personnel with a high level of professional skill and experience partly because of the value its executives have placed on the potential growth in value of their equity compensation if their efforts to improve STAAR's business succeed. As shown in the table on page 26, STAAR's three-year and five-year total stockholder returns significantly outperformed those of peer companies and its industry group, despite named executive officers compensation at the 25th to 50th percentile level in the Radford Global Life Sciences Survey.

        The Board of Directors invites you to review carefully the Compensation Discussion and Analysis beginning on page 25, before voting on the following resolution:

        "Resolved, that the stockholders approve the compensation of the Corporation's named executive officers, including the Corporation's compensation practices and principles and their implementation, as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement."

        While the vote does not bind the Board of Directors to any particular action, the Board of Directors values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation arrangements.

        STAAR's Board of Directors unanimously recommends a vote "FOR" the approval, on an advisory basis, of STAAR's compensation of our named executive officers as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement.

 Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, and the SEC's rules thereunder, require our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the SEC and to furnish to us copies of all reports they file. The SEC has established specific due dates for these reports and requires STAAR to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis.

        To our knowledge, based solely on a review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2013 fiscal year our directors, executive officers and persons who beneficially own more than 10% of our Common Stock complied with all Section 16(a) filing requirements.

 ANNUAL REPORT ON FORM 10-K

        Our Annual Report on Form 10-K for the fiscal year ended January 3, 2014, which contains our consolidated financial statements of STAAR for that period, accompanies this proxy statement but is not a part of our soliciting materials.

        We will provide Stockholders, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended January 3, 2014, if the Stockholder submits a written request to STAAR Surgical Company, c/o Office of the Corporate Secretary, 1911 Walker Avenue, Monrovia, California 91016. Exhibits to the Form 10-K will be provided on written request of any Stockholder, subject to reimbursement of STAAR's reasonable expenses. Exhibits are available at no charge on the SEC's website, www.sec.gov. STAAR's Annual Report on Form 10-K is also available on STAAR's website at www.staar.com. This website reference is not intended to function as a hyperlink and the information contained on STAAR's website is not a part of this proxy statement.

By Order of the Board of Directors,
STAAR SURGICAL COMPANY

Samuel Gesten
 Vice President, General Counsel and Secretary
Monrovia, California
May 5, 2014

 Appendix A

RESTATED CERTIFICATE OF INCORPORATION

OF

STAAR SURGICAL COMPANY

        Pursuant to Sections 103 and 245(a) of the Delaware Genera1 Corporation Law (the "DGCL"), STAAR Surgical Company, a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), certifies the following:

        1.     The Corporation was originally incorporated in the State of Delaware on April 3, 1986.

        2.     This Restated Certificate of Incorporation merely restates and integrates the provisions of the Certificate of Incorporation as heretofore amended or supplemented and does not further amend the Certificate of Incorporation.

        3.     This Restated Certificate of Incorporation was duly approved by the Board of Directors in accordance with Section 245(a) of the DGCL.

        4.     The Certificate of Incorporation is hereby restated in its entirety as follows:

        FIRST: The name of the Corporation is STAAR Surgical Company.

        SECOND: The address of the Corporation's registered office in the State of Delaware is 410 South State Street in the city of Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is United Corporate Services, Inc.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH:

        (a)   The Corporation shall be authorized to issue SEVENTY MILLION (70,000,000) shares, consisting of SIXTY MILLION (60,000,000) shares of Common Stock, each of the par value of $.01 ("Common Stock"), and TEN MILLION (10,000,000) shares of Preferred Stock, each of the par value of $.01 ("Preferred Stock").

        (b)   The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

          Except as otherwise required by statute or provided for by resolution or resolutions of the Board of Directors, as hereinafter set forth, the holders of the Common Stock of the Corporation shall possess the exclusive right to vote for the election of directors and for all other corporate purposes.

          The Preferred Stock shall each be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares from time to time adopted by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment dated shall be cumulative; and the redemption price or prices for the particular series; the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the Corporation or of any other corporation, with any provisions for the subsequent adjustment of such conversion rights; and to classify or reclassify any unissued Preferred Stock by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

          All the Preferred Stock of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all Preferred Stock shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

        FIFTH: The name and mailing address of the Incorporator is as follows:

Name	Mailing Address
Elliot H. Lutzker	Snow, Becker, Kroll, Klaris & Kraus, P.C. 99 Park Avenue 17th Floor New York, New York 10016

        SIXTH: The Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

        SEVENTH: Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

        EIGHTH: The Corporation shall to the full extent permitted by Section 145 of the Delaware General Corporation Law indemnify all persons whom it may indemnify pursuant thereto.

        NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement then the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on this Corporation.

        TENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper/personal benefit.

        ELEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by Statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        TWELFTH:

        (a)   The number of directors that shall constitute the entire Board of Directors of this Corporation shall be not less than three (3) nor more than ~~seven~~nine (9~~7~~), subject to the provisions of this Article TWELFTH. The exact number of directors shall be fixed, within the foregoing limitations, by the vote of a majority of the entire Board of Directors. The number of directors which constitutes the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation. Directors need not be stockholders. Except as otherwise provided by statute or this Certificate of Incorporation or the Corporation's Bylaws, the directors shall be elected at the annual meeting of stockholders. Each director shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed.

        (b)   Beginning at the Annual Meeting of stockholders in 2006, directors shall be elected by a plurality of votes of the shares that are represented in person or by proxy at the Annual Meeting of stockholders in each year and that are entitled to vote on the election of directors. Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified, provided that directors in office prior to the 2006 Annual meeting shall continue in office until the expiration of the terms to which they were originally elected. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in the Bylaws.

        (c)   Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of the stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

        (d)   Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled exclusively by the affirmative vote of a majority of the remaining members of the Board of Directors (and not by stockholders), although less than a quorum, or by a sole remaining director.

        (e)   Any director may be removed from office only for cause.

        THIRTEENTH: No action permitted or required to be taken by stockholders pursuant to the Delaware General Corporation Law may be taken by consent or consents in writing.

        FOURTEENTH: Notwithstanding anything contained in this Certificate of Incorporation or the Corporation's Bylaws to the contrary, Articles Twelfth, Thirteenth and Fourteenth of this Certificate of Incorporation, and Section 11 of Article II, Section 2 of Article III, Section 13 of Article III, and Section 14 of Article III of the Bylaws, shall not be altered, amended or repealed, and no provisions inconsistent therewith shall be adopted, without the affirmative vote of two-thirds or more of the outstanding stock of the Corporation entitled to vote thereon.

        IN WITNESS WHEREOF, STAAR Surgical Company has caused this Restated Certificate of Incorporation to be executed by Samuel Gesten, its authorized officer, on June 9, 2014.

Samuel Gesten Secretary

 Appendix B

AMENDED AND RESTATED BYLAWS

STAAR Surgical Company

(a Delaware Corporation)

ARTICLE I

Offices

        SECTION 1. Registered Office. The registered office of the Corporation within the State of Delaware shall be as set forth in the Corporation's certificate of incorporation (as the same may be amended and/or restated from time to time, the "Certificate of Incorporation").

        SECTION 2. Other Offices. The Corporation may also have an office or offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board of Directors shall from time to time determine or the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

        SECTION 1. Place of Meetings. All meetings of stockholders for the election of directors or for any other purpose shall be held at any such place, if any, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 13 of this Article II and Section 211(a) of the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law").

        SECTION 2. Annual Meeting. An annual meeting of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting. At such annual meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

        SECTION 3. Special Meetings. Special Meetings of stockholders, unless otherwise prescribed by statute, may be called at any time only by or at the direction of the Board of Directors, the Chairman of the Board, if one shall have been elected, or the President (and not by any other person or persons). Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of such special meeting. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by or at the direction of the Board of Directors, the Chairman of the Board or the President.

        SECTION 4. Notice of Meetings. Except as otherwise expressly required by statute or the Certificate of Incorporation, written notice of each annual and special meeting of stockholders stating the date, place, if any, and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote thereat not less than ten (10) or more than sixty (60) days before the date of the meeting. Notice shall be given personally or by mail, and, if by mail, shall be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of the Corporation. Notice by mail shall be deemed given at the time when the same shall be deposited in the United States mail, postage prepaid. Without limiting the manner by which notice otherwise may effectively be given to stockholders, any notice to the stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law. Attendance at any meeting of stockholders (in person or by remote communication) shall constitute a waiver of notice of such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice, signed by the stockholder entitled to notice, or a waiver by electronic transmission by the stockholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

        SECTION 5. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

        SECTION 6. Quorum, Adjournments. The holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meeting of stockholders, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. Any meeting of stockholders may be adjourned or recessed by the chairman of the meeting to reconvene at the same or some other place. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the time and place, if any, of the adjourned meeting are announced at the meeting at which the adjournment is taken, notice of the adjourned meeting need not be given; provided that, if the adjournment is for more than thirty (30) days, or, if after the adjournment a new record date is set, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        SECTION 7. Organization. At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or in his or her absence or if one shall not have been elected, the President, or in his or her absence, a person designated by the Board of Directors, shall act as chairman of the meeting and shall preside at all meetings of stockholders. The Secretary, or in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint as secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

        SECTION 8. Order of Business. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

        SECTION 9. Voting; Proxies. Except as otherwise provided by statute or the Certificate of Incorporation, each stockholder of the Corporation shall be entitled at each meeting of stockholders to one (1) vote for each share of capital stock of the Corporation standing in his, her or its name on the record of stockholders of the Corporation:

          (a)   on the date fixed pursuant to the provisions of Section 6 of Article V of these Bylaws as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or

          (b)   if no such record date shall have been so fixed, then at the close of business on the date next preceding the day on which notice thereof shall be given.

        Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period. Any such proxy shall be authorized by an instrument in writing or by any other manner permitted by applicable law. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding shares of stock of the Corporation entitled to vote thereon, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Certificate of Incorporation or of these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question (including the election of directors) need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

        SECTION 10. Inspectors. The Board of Directors may (and, if required by law, shall), in advance of any meeting of stockholders, appoint one (1) or more persons to act as inspector of elections at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one (1) or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

        SECTION 11. No Action by Consent. No action permitted or required to be taken by stockholders pursuant to the Delaware General Corporation Law may be taken by consent or consents in writing.

        SECTION 12. Notice of Stockholder Business and Nominations. For each annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders shall be subject to, and may only be made in compliance with, the provisions of paragraph (A) of this Section 12.

          (a)   Annual Meetings of Stockholders.

              (i)  Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (1) pursuant to the Corporation's notice of meeting (or any supplement thereto) delivered pursuant to Section 4 of Article II of these Bylaws, (2) by or at the direction of the Board of Directors or any authorized committee thereof or (3) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in paragraphs (a)(ii) and (a)(iii) of this Section 12 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

             (ii)  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (3) of paragraph (a)(i) of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year's meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder's notice. Notwithstanding anything in this Section 12(a)(ii) to the contrary, if the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least one hundred (100) calendar days prior to the first anniversary of the prior year's annual meeting of stockholders, then a stockholder's notice required by this Section 12 shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public announcement is first made by the Corporation.

            (iii)  Such stockholder's notice shall set forth (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation's books and records, and of such beneficial owner, (B) the class or series and number of shares of capital stock of the Corporation which are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (C) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (D) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, (E) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder's and/or beneficial owner's acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder's and/or beneficial owner's acts or omissions as a stockholder of the Corporation and (F) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act; (4) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, "proponent persons"); and (5) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (A) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (B) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (C) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (a)(iii) or paragraph (b) of this Section 12 of these Bylaws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (1) as of the record date for determining the stockholders entitled to notice of the meeting and (2) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and applicable stock exchange rules.

          (b)   Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote at the meeting and who complies with the notice procedures set forth in paragraphs (a) and (b) of this Section 12 and is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one (1) or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting if the stockholder's notice as required by paragraph (a)(ii) of this Section 12 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

          (c)   General.

              (i)  Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Notwithstanding the foregoing provisions of this Section 12, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 12, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

             (ii)  Whenever used in these Bylaws, "public announcement" shall mean disclosure (1) in a press release released by the Corporation, provided such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (2) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

            (iii)  Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 12; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (a)(i)(3) and (b) hereof), and compliance with paragraphs (a)(i)(3) and (b) of this Section 12 of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any special rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors upon the occurrence of a specified event or events.

        SECTION 13. Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

          (a)   participate in a meeting of stockholders; and

          (b)   be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication; provided that:

              (i)  the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder;

             (ii)  the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

            (iii)  if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III

Board of Directors

        SECTION 1. General Powers. Except as otherwise provided by the Delaware General Corporation Law or the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

        SECTION 2. Number, Qualifications, Election and Term of Office.

          (a)   The number of directors that shall constitute the entire Board of Directors of this Corporation shall consist of a number within the limits set forth in Article TWELFTH of the Corporation's Certificate of Incorporation (not less than three (3) nor more than nine (9) persons. The exact number of directors shall be fixed, within the forgoing limitations, by the vote of a majority of the entire Board of Directors. The exact number of directors constituting the entire Board of Directors is presently fixed at seven (7). Directors need not be stockholders. Except as otherwise provided by statute or this Corporation's Certificate of Incorporation or these Bylaws, the directors shall be elected at the annual meeting of stockholders. Each director shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these Bylaws.

          (b)   Beginning at the Annual Meeting of stockholders in 2006, directors shall be elected by a plurality of votes of the shares that are represented in person or by proxy at the Annual Meeting of stockholders in each year and that are entitled to vote on the election of directors. Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified, provided that directors in office prior to the 2006 Annual meeting shall continue in office until the expiration of the terms to which they were originally elected. Directors need not be stockholders. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

          (c)   Any decrease in the number of directors constituting the Board of Directors shall be effective at the time of the next succeeding annual meeting of the stockholders unless there shall be vacancies in the board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

        SECTION 3. Place of Meeting. Meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting.

        SECTION 4. [RESERVED].

        SECTION 5. [RESERVED].

        SECTION 6. Annual Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business as soon as practicable after each annual meeting of stockholders. Notice of the annual meeting of the Board of Directors need not be given except as otherwise required by statute or these Bylaws.

        SECTION 7. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may from time to time determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these Bylaws.

        SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, if one shall have been elected, or by two or more directors of the Corporation or by the President.

        SECTION 9. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 9, in which notice shall be stated the date, time and place of the meeting. Except as otherwise required by these Bylaws, such notice need not state the purpose of such meeting and, unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to him at his residence or usual place of business, by first-class mail, at least two (2) days before the day on which such meeting is to be held, or shall be sent by telegraph, cable, telex, telecopier or electronic transmission, at least twenty-four (24) hours before the time at which such meeting is to be held. Attendance at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when a director shall attend for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice, signed by the director entitled to notice, or a waiver by electronic transmission by the director entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

        SECTION 10. Quorum and Manner of Acting. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, except as otherwise expressly required by statute or the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present thereat shall constitute the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting from time to time to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the directors who were not present thereat. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors, as such, shall act only as a Board or a duly constituted committee thereof.

        SECTION 11. Organization. At each meeting of the Board of Directors, the Chairman of the Board, if one shall have been elected, or, in the absence of the Chairman of the Board or if one shall not have been elected, the President (or, in his or her absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat. The Secretary, or, in his or her absence, any person appointed by the Chairman shall act as secretary of the meeting and keep the minutes thereof.

        SECTION 12. Resignations. Any director of the Corporation may resign at any time by giving notice of his or her resignation in writing or by electronic transmission to the Corporation. A resignation shall be effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 13. Vacancies. Newly created directorships resulting from any increase in the number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled exclusively by the affirmative vote of a majority of the remaining members of the Board of Directors (and not by stockholders), although less than a quorum, or by a sole remaining director. Each director so elected shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as provided in this Corporation's Certificate of Incorporation or as herein provided in these Bylaws.

        SECTION 14. Removal of Directors. Except as otherwise provided by statute, any director may be removed only for cause.

        SECTION 15. [RESERVED].

        SECTION 16. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one (1) or more committees, including any executive committee, each committee to consist of one (1) or more of the directors of the Corporation. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Except to the extent restricted by statute or the Certificate of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise the full power and authority of the Board of Directors. Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

        SECTION 17. Action by Consent. Unless restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        SECTION 18. Telephonic Meeting. Unless restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 18 shall constitute presence in person at the meeting.

ARTICLE IV

Officers

        SECTION 1. Number and Qualifications. The officers of the Corporation shall be elected by the Board of Directors and shall include the President, one (1) or more Vice-Presidents, the Secretary, the Treasurer, the Chairman of the Board of Directors, and the Vice-Chairman of the Board of Directors. If the Board of Directors wishes it may also elect other officers (including one (1) or more Assistant Treasurers and one (1) or more Assistant Secretaries), as may be necessary or desirable for the business of the Corporation. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders, and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until he or she shall have resigned or have been removed, as hereinafter provided in these Bylaws.

        SECTION 2. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors or the Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

        SECTION 3. Removal. Any officer of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

        SECTION 4. Chairman of the Board. The Chairman of the Board, if one shall have been elected, shall be a member of the Board, an officer of the Corporation and, if present, shall preside at each meeting of the Board of Directors or the stockholders. He or she shall advise and counsel with the President and shall perform such other duties as may from time to time be assigned to him or her by the Board of Directors.

        SECTION 5. The President. The President shall be the Chief Executive Officer of the Corporation. He or she shall, in the absence of the Chairman of the Board or if a Chairman of the Board shall not have been elected, preside at each meeting of the Board of Directors or the stockholders. He or she shall perform all duties incident to the office of President and Chief Executive Officer and such other duties as may from time to time be assigned to him or her by the Board of Directors.

        SECTION 6. Vice-Presidents. Each Vice President shall perform all such duties as from time to time may be assigned to him or her by the Board of Directors or the President. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act, the Vice-President, or if there shall be more than one (1), the Vice-Presidents in the order determined by the Board of Directors (or if there be no such determination, then the Vice Presidents in the order of their election), shall perform the duties of the President, and, when so acting, shall have the powers of and be subject to the restrictions placed upon the President in respect of the performance of such duties.

        SECTION 7. Treasurer. The Treasurer shall:

          (a)   have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

          (b)   keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

          (c)   deposit all moneys and other valuables to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to its direction;

          (d)   receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

          (e)   disburse the funds of the Corporation and supervise the investments of its funds, taking proper vouchers therefor;

          (f)    render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

          (g)   in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Board of Directors.

        SECTION 8. Secretary. Secretary shall

          (a)   keep or cause to be kept in one (1) or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

          (b)   see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law;

          (c)   be custodian of the records and the seal of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

          (d)   see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

          (e)   in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors.

        SECTION 9. The Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one (1), the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors.

        SECTION 10. The Assistant Secretary. The Assistant Secretary, or if there shall be more than one (1), the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors.

        SECTION 11. Officers' Bonds or Other Security. If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his or her duties, in such amount and with such surety or sureties as the Board of Directors may require.

        SECTION 12. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors.

ARTICLE V

Shares, etc.

        SECTION 1. Share Certificates. The shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board or the President or a Vice-President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer representing the number of shares registered in certificated form. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. When the Corporation is authorized to issue shares of more than one (1) class of stock there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights and/or limitations of each such series so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series. In the case of uncertificated shares, such statement shall be included in a notice provided in accordance with applicable law.

        SECTION 2. Books of Account and Record of Stockholders. There shall be kept correct and complete books and records of account of all the business and transactions of the Corporation. There shall also be kept, at the principal office of the Corporation, or such other office as determined by the Corporation, a record containing the names and addresses of all stockholders of the Corporation, the number of shares (and class or series thereof) held by each, and the dates when they became the holders of record thereof.

        SECTION 3. Transfers of Shares. Transfers of shares of the Corporation shall be made on the records of the Corporation only upon authorization by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon (or, in the case of uncertificated shares, upon surrender thereof in accordance with applicable law and procedures governing the transfer thereof). The person in whose name shares shall stand on the record of stockholders of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary or to a transfer agent, such fact shall be noted on the records of the Corporation.

        SECTION 4. Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one (1) or more transfer agents and one (1) or more registrars and may require all certificates for shares of stock to bear the signature of any of them.

        SECTION 5. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration or certificates for shares of the Corporation or for uncertificated shares.

        SECTION 6. Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not more than sixty (60) nor less than ten (10) days before the date then fixed for the holding of any meeting of stockholders, as the time as of which the stockholders entitled to notice of and to vote at such meeting, shall be determined, and all persons who were stockholders of record of voting shares at such time, and no others, shall be entitled to notice of and to vote at such meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not more than sixty (60) days prior to such action, as the record date for the determination of the stockholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

        SECTION 7. Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion, require such owner or such owner's legal representatives to give to the Corporation a bond sufficient (and in such sum, limited or unlimited, and in such form and with such surety or sureties as the Board of Directors in its absolute discretion shall determine), to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate, or the issuance of such new certificate or uncertificated shares.

ARTICLE VI

Indemnification

        SECTION 1. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article VI, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation.

        SECTION 2. Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

        SECTION 3. Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

        SECTION 4. Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

        SECTION 5. Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

        SECTION 6. Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

        SECTION 7. Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VII

General Provisions

        SECTION 1. Dividends. Subject to statute and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation, unless otherwise provided by statute or the Certificate of Incorporation.

        SECTION 2. Reserves. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

        SECTION 3. Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors.

        SECTION 4. Fiscal Year. The fiscal year of the Corporation shall be fixed from time to time by the Board of Directors.

        SECTION 5. Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

        SECTION 6. Execution of Contracts, Deeds, Etc. The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

        SECTION 7. Voting of Securities in Other Entities. Unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board or the President, from time to time, may (or may appoint one (1) or more attorneys or agents to) cast the votes which the Board of Directors may be entitled to cast as a holder of securities or otherwise in any other entity, any of whose securities may be held by the Corporation, at meetings of the holders of securities of such other entity, or to consent in writing to any action by any such other entity. In the event one (1) or more attorneys or agents are appointed, the Chairman of the Board or the President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent. The Chairman of the Board or the President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises.

        SECTION 8. Electronic Transmission. For purposes of these Bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE VIII

Amendments

        These Bylaws may be amended or repealed or new Bylaws may be adopted at any annual or special meeting of stockholders at which time a quorum is present or represented, by the vote of the holders of shares entitled to vote in the election of directors provided that notice of the proposed amendment or repeal or adoption of new Bylaws is contained in the notice of such meeting. These Bylaws may also be amended or repealed or new Bylaws may be adopted by the Board at any regular or special meeting of the Board of Directors. If any Bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors the Bylaw so adopted, amended or repealed, together with a concise statement of the changes made. Bylaws adopted by the Board of Directors may be amended or repealed by the stockholders.

        Notwithstanding anything contained in these Bylaws to the contrary, Section 11 of Article II, Section 2 of Article III, Section 13 of Article III and Section 14 of Article III of these Bylaws shall not be altered, amended or repealed, and no provisions inconsistent therewith shall be adopted, except in accordance with Article FOURTEENTH of the Certificate of Incorporation of this Corporation.

 Appendix C

STAAR SURGICAL COMPANY

AMENDED AND RESTATED

2003 OMNIBUS EQUITY INCENTIVE PLAN

(Effective June 9, 2014)

        The Company, by action of its Board, hereby amends and restates in its entirety, effective as of the Restatement Date, the STAAR Surgical Company Amended and Restated 2003 Omnibus Equity Incentive Plan, with the following provisions:

        1.    Purpose and Scope.

          (a)    Purpose.    The purpose of the Plan is to promote and advance the interests of the Company and its stockholders by enabling the Company and its Affiliates to attract, retain and motivate officers, directors, employees and independent contractors by providing for performance-based benefits, and to strengthen the mutuality of interests between such persons and the Company's stockholders. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

          (b)    Scope.    The Plan amends, restates and replaces in its entirety the STAAR Surgical Company Amended and Restated 2003 Omnibus Equity Incentive Plan as last amended in May 2013 and as in effect immediately prior to this amendment and restatement.

        2.    Definitions.    For purposes of the Plan, the following terms shall have the meanings set forth below, provided however, that if a Participant's employment agreement or Award agreement (or other written agreement executed by and between Participant and the Company) expressly includes defined terms that expressly are different from and/or conflict with the below defined terms contained in this Plan then the defined terms contained in the employment agreement or Award agreement (or other written agreement executed by and between Participant and the Company) shall govern and shall supersede the below definitions:

        "Affiliate" means any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company, and that qualifies as an eligible issuer of service recipient stock, as that term is defined in Treasury Regulations Section 1.409A-1(b)(5)(iii)(E).

        "ASC" means Accounting Standards Codification.

        "Award" means an award or grant made to a Participant under Sections 6 through 10, inclusive, of the Plan.

        "Board" means the Board of Directors of the Company.

        "Change in Control" means the occurrence of any one (or more) of the following events:

            (i)  Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock of the Company with respect to which twenty-five percent (25%) or more of the total number of votes for the election of the Board may be cast;

           (ii)  As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company immediately prior to such event shall cease to constitute a majority of the Board;

          (iii)  The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

          (iv)  acquisition in a single or series of related transactions, including without limitation a tender offer or exchange offer, by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

        Notwithstanding the foregoing, the formation of a holding company for the Company in which the stockholdings of the holding company after its formation are substantially the same as for the Company immediately prior to the holding company formation does not constitute a Change in Control for purposes of the Plan.

        "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

        "Committee" means the committee of the Board that is provided for in Section 3 of the Plan.

        "Common Stock" means the common stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

        "Company" means STAAR Surgical Company, a Delaware corporation.

        "Consultant" means any natural person who performs bona fide services for the Company or an Affiliate as a consultant or advisor, excluding Employees and Non-Employee Directors.

        "Date of Grant" means the effective date as of which the Committee (or the Board, as the case may be) grants an Award to a Participant.

        "Disability" or "Disabled" means total and permanent disability as defined in Section 22(e)(3) of the Code.

        "Employee" means any individual who is a common-law employee of the Company or an Affiliate.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor thereto, together with rules, regulations and authoritative interpretations promulgated thereunder.

        "Fair Market Value" means the fair market value per share of the Common Stock determined in accordance with Treasury Regulations Section 1.409A-1(b)(5)(iv), and to the extent permitted under such Regulations shall be on any given date, the closing price for the Common Stock on such date, or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded, determined in accordance with the following rules:

            (i)  If the Common Stock is admitted to trading or listing on The Nasdaq Global Market or any other national securities exchange registered under the Exchange Act, the closing price for any day shall be the last reported sale price, or in the case no such reported sale takes place on such date, the average of the last reported bid and ask prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed;

           (ii)  If the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock on the OTC Bulletin Board or, in the case no such reported sale takes place, the average of the closing bid and ask prices on such date; or

          (iii)  If the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted on the OTC Bulletin Board, the average of the closing bid and ask prices on such date as furnished by any member of the Financial Industry Regulatory Authority, selected from time to time by the Committee for that purpose.

        "FASB" means the Financial Accounting Standards Board.

        "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        "ISO Limit" means the maximum aggregate number of shares of Common Stock that are permitted to be issued pursuant to the exercise of Incentive Stock Options granted under the Plan as described in Section 4(b).

        "Non-Employee Director" means a non-Employee member of the Board.

        "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

        "Optioned Stock" means the shares of Common Stock that are subject to a Stock Option.

        "Participant" means an Employee, Non-Employee Director, or Consultant of the Company or an Affiliate who is granted an Award under the Plan.

        "Performance Award" means an Award granted pursuant to the provisions of Section 9 of the Plan, the vesting of which is contingent on the attainment of specified performance criteria.

        "Performance Criteria" means the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

          (A)  The Performance Criteria that shall be used to establish Performance Goals are the following: (i) revenue, (ii) earnings, or earnings before interest, taxes, depreciation and amortization, or EBITDA, (iii) earnings per share, (iv) stock price, (v) operating cash flow, (vi) net income, (vii) profit margins, operating margins, gross margins or cash margins, (viii) revenue growth, (ix) pre- or after-tax income (before or after allocations of corporate overhead and bonuses), (x) return on equity, (xi) total shareholder return, (xii) return on assets or net assets, (xiii) appreciation in and/or maintenance of the price of the Common Stock, (xiv) market share, (xv) gross profits, (xvi) economic value-added models or equivalent metrics, (xvii) comparisons with various stock market indices, (xviii) reductions in costs, (xix) cash flow or cash flow per share, (xx) return on capital (including return on total capital or return on invested capital), (xxi) cash flow return on investment, (xxii) improvement in or attainment of expense levels or working capital levels, (xxiii) year-end cash, (xxiv) debt reductions, (xxv) stockholder equity, (xxvi) regulatory or litigation achievements, (xxvii) implementation, completion or attainment of measurable objectives with respect to business development, new products or services, budgets, regulatory or business risks, acquisitions, divestitures or recruiting and maintaining personnel, (xxviii) earnings, (xxix) expenses, (xxx) cost of goods sold, (xxxi) working capital, (xxxii) price/earnings ratio, (xxxiii) debt or debt-to-equity, (xxxiv) accounts receivable, (xxxv) writeoffs, (xxxvi) assets, (xxxvii) liquidity, (xxxviii) operations, (xxxix) research or related milestones, (xl) intellectual property (e.g., patents), (xli) product development, (xlii) information technology, (xliii) financings, (xliv) product quality control, (xlv) management, (xlvi) human resources, (xlvii) corporate governance, (xlviii) compliance program, (xlix) internal controls, (xlxi) policies and procedures, (xlxii) accounting and reporting, (xlxiii) strategic alliances, (xlxiv) licensing and partnering, (xlxv) site, plant or building development, and/or (xlxvi) any combination of the foregoing, any of which may be measured either in absolute terms, or changes in growth or reduction, or as compared to any incremental increase or decrease or as compared to results of a peer group or index. Such Performance Goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, Affiliate, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

          (B)  The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to reorganizations or restructuring programs or divestitures or acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to asset write-downs or the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under U.S. Generally Accepted Accounting Principles; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions and/or items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence; or (xv) litigation or claim judgments or settlements. For all Awards intended to qualify as performance-based compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        "Performance Goals" means for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Parent, Subsidiary, Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with U.S. Generally Accepted Accounting Principles to the extent applicable.

        "Performance Period" means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, an Award.

        "Performance Share Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

        "Performance Unit Grant" means an Award of monetary units granted pursuant to the provisions of Section 9 of the Plan.

        "Plan" means this Amended and Restated STAAR Surgical Company 2003 Omnibus Equity Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time and in effect.

        "Prior Plans" means the STAAR Surgical Company 2003 Omnibus Equity Incentive Plan as last amended May 19, 2010 and as in effect immediately prior to this amendment and restatement; the 1991 Stock Option Plan of STAAR Surgical Company; the 1995 STAAR Surgical Company Consultant Stock Plan; the 1996 STAAR Surgical Company Non-Qualified Stock Plan; the 1998 STAAR Surgical

Company Stock Plan; and the STAAR Surgical Company Stock Option Plan and Agreement for Chief Executive Officer. Each award or grant outstanding under a Prior Plan shall continue to be governed by the terms of that Prior Plan. Any shares of Common Stock available for Awards under the Prior Plans, including shares that become available pursuant to Section 4(b)(iii) of the Plan, shall be treated as part of the pool of shares of Common Stock available for Awards under the Plan.

        "Qualified Note" means a recourse note, with a market rate of interest, that may, at the discretion of the Committee, be secured by Optioned Stock or otherwise.

        "Re-Price" means that the Company has lowered or reduced the exercise price of outstanding Stock Options and/or outstanding Stock Appreciation Rights and/or outstanding other equity Awards for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)). For avoidance of doubt, Re-Price also includes any exchange of Stock Options or Stock Appreciation Rights for other Awards or cash.

        "Restatement Date" means June 9, 2014.

        "Restricted Award" means an Award granted pursuant to the provisions of Section 8 of the Plan.

        "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

        "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

        "SEC" means the Securities and Exchange Commission.

        "Service" means the performance of services for the Company (or any Affiliate) by an Employee, Non-Employee Director, or Consultant, as determined by the Committee in its sole discretion. Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Affiliate, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then any exercises of the Incentive Stock Option occurring more than six months after commencement of such leave shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as the exercise of a Non-Qualified Stock Option.

        "Stock Appreciation Right" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

        "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

        "Subsidiary" means any corporation or entity which is a subsidiary of the Company within the meaning of Section 424(f) of the Code and that qualifies as an eligible issuer of service recipient stock, as that term is defined in Treasury Regulations Section 1.409A-1(b)(5)(iii)(E).

        "Ten Percent Stockholder" means a person who owns stock (after taking into account the constructive ownership rules of Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Affiliate).

        "Terminated for Cause" means any discharge of a Participant's Service because of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, continuing intentional or habitual failure to perform stated duties, violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), or material breach of any provision of an employment or independent contractor agreement with the Company.

        "Termination Date" means the date on which a Participant's Service terminates, as determined by the Committee in its sole discretion.

        3.    Administration.

          (a)   The Plan shall be administered by a committee appointed by the Board. The Committee shall be comprised solely of not less than two persons who are "outside directors" within the meaning of Section 162(m)(4)(C) of the Code and "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. No person who is not an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act may serve on the Committee. Appointment to the Committee of any person who is not an "outside director" and a "non-employee director" shall automatically be null and void, and any person on the Committee who ceases to be an "outside director" and a "non-employee director" shall automatically and without further action cease to be a member of the Committee.

          (b)   A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

          (c)   The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. This includes without limitation: determining which individuals are to receive Awards; determining the type, number, vesting requirements, Performance Goals (or other objective/subjective goals (if any)) and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards; correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award agreement; accelerating the vesting or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate; permitting or denying, in its discretion, a Participant's request to transfer an Award; and granting Awards to persons who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

        Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person claiming under or through any Participant. Although the Committee is anticipated to make certain Awards that constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee is also expressly authorized to make Awards that do not constitute "qualified performance-based compensation" within the meaning of those provisions. By way of example, and not by way of limitation, the Committee, in its sole and absolute discretion, may issue an Award that is not based on a Performance Goal, as set forth in (i) below, but is based solely on continued Service.

          (d)   The Committee may employ or retain persons other than members of the Committee to assist the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for participation in and the granting of Awards to persons subject to Section 16 of the Exchange Act or with regard to any of its duties under Section 162(m) of the Code necessary for awards under the Plan to constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e).

          (e)   The Committee is expressly authorized to make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the income tax, accounting, or securities law treatment of Participants and the Plan.

          (f)    The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee. However, no Award may be Re-Priced under this Plan unless such Re-Pricing is approved by Company stockholders.

          (g)   The Committee may not increase an Award once granted, although it may grant additional Awards to the same Participant.

          (h)   The Committee shall keep the Board informed as to its actions and make available to the Board its books and records. Although the Committee has the authority to establish and administer the Plan, the Board reserves the right at any time to abolish the Committee and have the independent members of the Board administer the Plan instead.

          (i)    In the case of an Award that is intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee shall establish in writing at the time of making the Award the Performance Goal(s) that must be satisfied for payment pursuant to the Award and the amount payable upon satisfaction of those Performance Goal(s). Such Performance Goal(s) shall be established (1) while the outcome of attaining such Performance Goal(s) is substantially uncertain, (2) not later than 90 days after the commencement of the period of service to which the Performance Goal(s) relates (but in any event not later than after 25% of the period of service has elapsed) or (3) at such other time as is permitted under Treasury Regulations Section 1.162-27(e)(2). In carrying out these duties, the Committee shall use objective written standards for establishing both the Performance Goal(s) and the amount of compensation such that a third party with knowledge of the relevant facts would be able to determine whether and to what extent the Performance Goal(s) has been satisfied and the amount of compensation payable. The Committee may in its discretion provide a copy of the document(s) setting forth such standards to the affected Participant and shall retain such written material in its permanent books and records.

          (j)    In the case of remuneration that is intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee's actions shall be undertaken in conformity with the rules of Code Section 162(m)(4)(C)(ii) and Treasury Regulations promulgated thereunder. In the case of remuneration that is not intended to constitute "qualified performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and Treasury Regulation Section 1.162-27(e), the Committee and the Board shall make such disclosures to and seek such approval from the stockholders of the Company as they reasonably determine are required by law.

          (k)   To the extent required under Code Section 162(m)(4)(C) and the regulations promulgated thereunder, before any payment of qualified performance-based remuneration under the Plan, the Committee must certify in writing that the Performance Goals and any other material terms of the

  Award were in fact satisfied. Such certification shall be kept with the permanent books and records of the Committee.

          (l)    The Committee shall use its good faith best efforts to comply with the requirements of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder for Awards that are intended to constitute "qualified performance-based compensation," but shall have no liability to the Company or any recipient or any other person in the event one or more Awards do not so qualify.

        4.    Duration of and Common Stock Subject to the Plan.

          (a)    Term.    The Plan, as amended and restated hereby, shall become effective as of the Restatement Date, subject to ratification by the stockholders of the Company within twelve (12) months after the Restatement Date. In the event that the stockholders of the Company do not ratify the Plan (as amended and restated hereby) within twelve (12) months after the Restatement Date, any Awards which were issued after the Restatement Date and which were dependent on the incremental number of shares allocated to Plan Section 4(b) or achievement of a new Performance Goal which each were added by this restatement shall be rescinded automatically. Unless sooner terminated by the Board, the Plan shall continue until May 18, 2020 when the Plan shall terminate, and no Awards may be granted under the Plan thereafter. The termination of the Plan shall not affect the Awards that are outstanding on the Plan's termination date.

          (b)    Shares of Common Stock Subject to the Plan.    The maximum total number of shares of Common Stock with respect to which aggregate stock Awards may be granted under the Plan (including shares of Common Stock subject to outstanding Awards under the Prior Plans) shall be 11,250,000. In addition, the ISO Limit cannot exceed 11,250,000 Shares.

              (i)  All of the amounts stated in this Paragraph (b) are subject to adjustment as provided in Section 15 below.

             (ii)  For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance upon exercise or used for payment or settlement of Awards.

            (iii)  If any Awards under this Plan or a Prior Plan are forfeited, terminated, expire unexercised, settled or paid in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards.

          (c)    Source of Common Stock.    Common Stock which may be issued under the Plan may be either authorized and unissued stock or issued stock that has been reacquired by the Company. No fractional shares of Common Stock shall be issued under the Plan.

        5.    Eligibility.    Incentive Stock Options may only be granted to Employees of the Company or a Subsidiary corporation. Employees, Non-Employee Directors, and Consultants of the Company or a Subsidiary are eligible to receive Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Awards, Performance Awards and other Awards under the Plan.

        6.    Stock Options.    Stock options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options (collectively referred to as "Stock Options"). Stock Options shall be subject to written Stock Option agreements containing the terms and conditions set forth below and such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion.

          (a)    Grant.    Stock Options shall be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and pursuant to written agreements with the Participants in such form or forms as the Committee may from time to time approve in its sole and absolute discretion. The terms of individual Stock Option agreements need not be identical. Each Stock Option agreement shall state specifically whether it is intended to be an Incentive Stock Option agreement or a Non-Qualified Stock Option agreement provided however that if an agreement does not so specify or there is ambiguity as to what type of Stock Option it is, then the Stock Option shall be a Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other Awards under the Plan.

          (b)    Exercise Price.    Except as otherwise provided for in Paragraph (f) below, the exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of the stock subject to the option on the Date of Grant of the Stock Option.

          (c)    Option Term.    The term of each Stock Option shall be fixed by the Committee. However, the term of any Stock Option shall not exceed ten (10) years from the Date of Grant of such Stock Option.

          (d)    Exercisability.    A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the Date of Grant and set forth in the written Stock Option agreement. A written Stock Option agreement may, if permitted pursuant to its terms, become exercisable in full upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control).

          (e)    Method of Exercise.    A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Committee specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price (i) in cash or (ii) if acceptable to the Committee, in shares of Common Stock already owned by the Participant or a Qualified Note. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of part or all of the exercise price of such shares; provided, that such payment would not cause the Company to recognize added compensation expense for financial reporting purposes or cause the Award to be treated under liability accounting for financial reporting purposes or to violate Section 402 of the Sarbanes-Oxley Act of 2002, as determined by the Committee in its sole discretion.

          (f)    Special Rules for Incentive Stock Options.    The terms specified below shall be applicable to all Incentive Stock Options. Stock Options which are not specifically designated as Incentive Stock Options when issued under the Plan shall not be subject to the terms of this Paragraph.

            (i)    Ten Percent Stockholder.    If any Employee to whom an Incentive Stock Option is granted is a Ten Percent Stockholder, then the exercise price of the Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant of such Incentive Stock Option, and the term of the Incentive Stock Option shall not exceed five (5) years from the Date of Grant of such option.

            (ii)    Dollar Limitation.    The aggregate Fair Market Value of the Optioned Stock (determined as of the Date of Grant of each Stock Option) with respect to Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Affiliate) that may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed one hundred thousand dollars ($100,000). To the extent the

    Employee holds two or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Stock Options as Incentive Stock Options shall be applied in the order in which such Stock Options are granted. Any Stock Options in excess of such limitation shall automatically be treated as Non-Qualified Stock Options.

        7.    Stock Appreciation Rights.    The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion. The terms of each Stock Appreciation Right granted shall be set forth in a written agreement between the Company and the Participant receiving such grant. The terms of such agreements need not be identical.

          (a)    Stock Appreciation Rights.    A Stock Appreciation Right is an Award determined by the Committee entitling a Participant to receive an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock on a date concluding a measuring period fixed by the Committee upon granting the Stock Appreciation Right, over the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock subject to the Stock Appreciation Right.

          (b)    Grant.    A Stock Appreciation Right may be granted in addition to or completely independently of any other Award under the Plan. Upon grant of a Stock Appreciation Right, the Committee shall select and inform the Participant regarding the number of shares of Common Stock subject to the Stock Appreciation Right and the date that constitutes the close of the measuring period.

          (c)    Measuring Period.    A Stock Appreciation Right shall accrue in value from the Date of Grant over a time period established by the Committee. In the written Stock Appreciation Right agreement, the Committee may also provide (but is not required to provide) that a Stock Appreciation Right shall be automatically payable on one or more specified dates prior to the normal end of the measuring period upon the occurrence of events selected by the Committee (including, but not limited to, a Change in Control) that are beyond the control of the Participant.

          (d)    Form of Payment.    Payment pursuant to a Stock Appreciation Right may be made, as the Committee shall determine in its sole and absolute discretion: (i) in cash, (ii) in shares of Common Stock or (iii) in any combination of the above. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, at the time of payment or at any time between such dates.

        8.    Restricted Awards.    Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion and that are in compliance with Code Section 409A and the applicable Treasury Regulations promulgated thereunder. The Restricted Awards shall be pursuant to a written agreement executed both by the Company and the Participant. The terms of such written agreements need not be identical.

          (a)    Restricted Stock Grants.    A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Paragraph (d) below.

          (b)    Restricted Unit Grants.    A Restricted Unit Grant is an Award of units (with each unit having a value equivalent to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such units upon termination of Service for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of such units.

          (c)    Grants of Awards.    Restricted Awards may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions (including Performance Goals) on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall generally be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

          (d)    Restriction Period.    Restricted Awards shall provide that in order for a Participant to vest in such Awards, the Participant must continuously provide Service, subject to relief for specified reasons, for such period as the Committee may designate at the time of the Award ("Restriction Period"). If the Committee so provides in the written agreement with the Participant, a Restricted Award may also be subject to satisfaction of such performance goals as are set forth in such agreement. During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions during the Restriction Period upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control or, if necessary to comply with Code Section 409A, an event described in Code Section 409A(a)(2)(A)(v)). Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments or by action of the Committee), the Participant shall be entitled to receive his or her Restricted Award or portion thereof, as the case may be.

          (e)    Payment of Awards.    A Participant who receives a Restricted Stock Grant shall be paid solely by release of the restricted stock at the termination of the Restriction Period (whether in one payment, in installments or otherwise). A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the specified Restriction Period, as the Committee shall determine in its sole and absolute discretion: (i) in cash, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment or at any time in between such dates.

          (f)    Rights as a Stockholder.    A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a stockholder of the Company, including the right to vote the stock, and the right to receive any cash dividends. Such cash dividends shall be withheld, however, until their release upon lapse of the restrictions under the Restricted Award. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions as apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

        9.    Performance Awards.    Performance Awards granted under the Plan may be in the form of either Performance Share Grants or Performance Unit Grants. Performance Awards shall be subject to written agreements which shall contain the terms and conditions set forth below and such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable in its sole and absolute discretion and that are in compliance with Code Section 409A and the applicable Treasury Regulations promulgated thereunder. Such agreements need not be identical.

          (a)    Performance Share Grants.    A Performance Share Grant is an Award of units (with each unit equivalent in value to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

          (b)    Performance Unit Grants.    A Performance Unit Grant is an Award of units (with each unit representing such monetary amount as designated by the Committee) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

          (c)    Grants of Awards.    Performance Awards shall be granted under the Plan pursuant to written agreements with the Participant in such form as the Committee may from time to time approve. Performance Awards may be granted alone or in addition to other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Award made to any Participant.

          (d)    Performance Goals and Performance Periods.    Performance Awards shall provide that, in order for a Participant to vest in such Awards, specified Performance Goals must be achieved over a designated Performance Period. The Performance Goals and Performance Period shall be established by the Committee, in its sole and absolute discretion. The Committee shall establish Performance Goals for each Performance Period while the outcome is substantially uncertain and at such time as is permitted under Treasury Regulations Section 1.162-27(e)(2). The Committee shall also establish a schedule or schedules for such Performance Period setting forth the portion of the Performance Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded.

          (e)    Payment of Awards.    In the case of a Performance Share Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award as of the end of the Performance Period. In the case of a Performance Unit Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned. The Committee, pursuant to the written agreement with the Participant, may make such Performance Awards payable in whole or in part upon the occurrence of events selected by the Committee that are beyond the control of the Participant (including, but not limited to, a Change in Control or, if necessary to comply with Code Section 409A, an event described in Code Section 409A(a)(2)(A)(v)). Payment in settlement of a Performance Award shall generally be made as soon as practicable following the conclusion of the Performance Period, as the Committee may determine in its sole and absolute discretion: (i) in cash, (ii) in shares of Common Stock, or (iii) in any combination of the above. The Committee may elect to make this determination either at the time the Award is granted, at the time of payment, or at any time between such dates.

        10.    Other Stock-Based and Combination Awards.

          (a)   Subject to compliance with Code Section 409A, the Committee may grant other Awards under the Plan pursuant to which Common Stock is or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such other stock-based grants may be granted either alone or in addition to any other type of Award granted under the Plan.

          (b)   The Committee may also grant Awards under the Plan in combination with other Awards or in exchange of Awards, or in combination with or as alternatives to grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

          (c)   Subject to the provisions of the Plan, the Committee shall have authority to determine the individuals to whom and the time or times at which the Awards shall be made, the number of shares of Common Stock to be granted or covered pursuant to such Awards, and any and all other conditions and/or terms of the Awards.

        11.    Deferral Elections.    Subject to compliance with Code Section 409A (and in particular, Code Section 409A(a)(4)), the Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, and (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. Neither the Company nor the Committee shall be responsible to any person in the event that the payment deferral does not result in deferral of income for tax purposes.

        12.    Dividend Equivalents.    Awards of Stock Options, Stock Appreciation Rights, Restricted Unit Grants, Performance Share Grants, and other stock-based Awards may, in the sole and absolute discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such shares been issued and outstanding on such dividend record date. Subject to compliance with Code Section 409A, the Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

        13.    Termination of Service.    Subject to compliance with Code Section 409A, the terms and conditions under which an Award may be exercised after a Participant's termination of Service shall be determined by the Committee and reflected in the written agreement with the Participant concerning the Award.

        14.    Non-Transferability of Awards.    No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. Subject to the foregoing, during the lifetime of a Participant, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative if the Participant is Disabled. Notwithstanding the foregoing, the Committee in its sole and absolute discretion may elect to permit the transferability of an Award in certain circumstances.

        15.    Adjustments on Changes in Capitalization, Etc.

          (a)   The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

          (b)   In the event of any change in capitalization affecting the Common Stock after the Restatement Date, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of stock, other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, (ii) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (iii) the number of shares of Common Stock covered by each outstanding Award, (iv) the price per share in respect of outstanding Awards, and (v) the ISO Limit. Such adjustments shall be made by the Committee so that the adjustments shall not result in an adverse accounting consequence under FASB ASC Topic 718, and any successor thereof. The Committee's determination with respect to the adjustments shall be final, binding, and conclusive.

          (c)   The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to stockholders.

        16.    Change in Control.    To the extent that the Committee, in its sole discretion, determines that the payments provided in Subsection (a) through (d) below do not constitute an "excess parachute payment" under Code Section 280G and do not violate Code Section 409A, and except as the Committee may in its discretion otherwise provide in any Award agreement, to provide for compliance with Code Section 409A or otherwise, in the event of a Change in Control:

          (a)   All outstanding Stock Options shall vest in their entirety and become exercisable immediately prior to the specified effective date of the Change in Control (and remain exercisable until the time of termination specified in the relevant Award agreement), unless such Stock Options are either (i) replaced or assumed by the successor corporation or its parent company pursuant to options providing substantially equal value and having substantially equivalent provisions as the Stock Options granted under the Plan or (ii) the Stock Options are affirmed by the Company;

          (b)   Notwithstanding paragraph (a) above, all Stock Options issued to non-employee directors shall vest in their entirety and become exercisable immediately prior to the specified effective date of the Change in Control (and remain exercisable until the time of termination specified in the relevant Award agreement) irrespective of whether such Stock Options are replaced or assumed by the successor corporation or its parent company or are affirmed by the Company;

          (c)   All restrictions and conditions of the Restricted Stock Grants and Restricted Unit Grants then outstanding shall be deemed fully satisfied as of the effective date of the Change in Control; and

          (d)   The Performance Share Grants and Performance Unit Grants shall be deemed to have been fully earned and payable as of the effective date of the Change in Control.

        17.    Amendment and Termination.    Without further approval of the stockholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable; provided that the Board may not, without approval of the stockholders, make any amendment which would (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Section 15 above), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. Notwithstanding the above, the Board may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to that rule without the need for stockholder approval.

        18.    Miscellaneous Matters.

          (a)    Tax Withholding.

            (i)  The Company's obligation to deliver Common Stock and/or pay any amount under the Plan shall be subject to the satisfaction of all applicable federal, state, local, and foreign tax withholding requirements.

           (ii)  The Committee may, in its discretion, provide the Participants or their successors with the right to use previously vested Common Stock in satisfaction of all or part of the taxes incurred by such Participants in connection with the Plan; provided, however, that this form of payment shall be limited to the withholding amount calculated using the minimum applicable statutory rates. Such right may be provided to any such holder in either or both of the following formats:

            1.    Stock Withholding:    The election to have the Company withhold, from the Common Stock otherwise issuable under the Plan, a portion of the Common Stock with an aggregate Fair Market Value equal to the taxes calculated using the minimum applicable statutory rates.

            2.    Stock Delivery:    The election to deliver to the Company, at the time the taxes are required to be withheld, one or more shares of Common Stock previously acquired by the Participant or his or her successor with an aggregate Fair Market Value equal to the taxes calculated using the minimum applicable statutory rates.

          (b)    Not an Employment or Service Contract.    Neither the adoption of the Plan nor the granting of any Award shall confer upon any Participant any right to continue in the Service of the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the Services of any of its Employees, Non-Employee Directors, or Consultants at any time, with or without cause.

          (c)    Unfunded Plan.    The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any written contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

          (d)    Annulment of Awards.    The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant becomes entitled to the certificate in settlement thereof. Where approval for an Award sought pursuant to Section 162(m)(4)(C)(ii) of the Code is not granted by the Company's stockholders, the Award shall be annulled automatically. In the event the Service of a Participant is Terminated for Cause, any Award which is provisional shall be annulled as of the date of such termination for cause.

          (e)    Other Company Benefit and Compensation Programs.    Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state. Furthermore, such benefits shall not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included. Awards under the Plan may be made in combination with or in addition to, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plans. The Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements (in addition to the Plan) as it deems necessary to attract, retain, and motivate officers, directors, employees or independent contractors for their service with the Company and its Subsidiaries.

          (f)    Securities Law Restrictions.    No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (g)    Award Agreement.    Each Participant receiving an Award under the Plan shall enter into a written agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole and absolute discretion, determine.

          (h)    Costs of Plan.    The costs and expenses of administering the Plan shall be borne by the Company.

          (i)    Governing Law.    The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

          (j)    Compliance with Section 409A of the Code.    It is the Company's intent that the Plan comply in all respects with Code Section 409A and the applicable regulations promulgated thereunder. If any provision of the Plan is found not to be in compliance with Code Section 409A and the applicable regulations promulgated thereunder, that provision shall be deemed to have been amended or deleted as and to the extent necessary to comply with Code Section 409A and the applicable regulations promulgated thereunder, and the remaining provisions of the Plan shall continue in full force and effect, without change. All transactions under the Plan shall be executed in accordance with the requirements of Code Section 409A and the applicable regulations promulgated thereunder.

        Any payment made pursuant to any Award shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award agreement to the contrary, if upon a Participant's "separation from service" (as defined under Code Section 409A) he/she is then a "specified employee" (as defined under Code Section 409A), then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of "nonqualified deferred compensation" subject to Code Section 409A payable as a result of and within six (6) months following such separation from service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant's separation from service, or (ii) ten (10) days after the Company receives written confirmation of the Participant's death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under the Plan or an Award will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the payments under the Plan or an Award are exempt from or compliant with Code Section 409A. In no event whatsoever shall the Company be liable if a payment or benefit under the Plan or an Award is challenged by any taxing authority or for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A. The Participant will be entirely responsible for any and all taxes on any benefits payable to such Participant as a result of the Plan or an Award. If the applicable Award agreement or Participant's employment agreement provides for Code Section 409A related provisions other than what is specified above in this Section 18(j), then such provisions in the Award or employment agreement shall govern.

          (k)    Maximum Limits.    Awards will be limited to the following per Employee, per calendar year, maximum amounts:

(1)	Stock Options	200,000 shares of Common Stock
(2)	Stock Appreciation Rights	200,000 shares of Common Stock
(3)	Restricted Stock	200,000 shares of Common Stock
(4)	Restricted Units	200,000 shares of Common Stock
(5)	Performance Shares	200,000 shares of Common Stock
(6)	Aggregate of Above Awards	400,000 shares of Common Stock
(7)	Performance Units	Aggregate of $2,000,000

        The numerical limits expressed in the foregoing subparts (1) through (7) shall in each case be doubled with respect to Awards granted to an Employee during the calendar year of the Employee's commencement of employment with the Company or during the first calendar year that the Employee becomes a "Covered Employee" within the meaning of Code Section 162(m). The numerical limits expressed in the foregoing subparts (1) through (6) shall be subject to adjustment under Section 15.

        With respect to Awards intended to qualify as performance-based compensation under Code Section 162(m), the Committee may provide (but is not required to provide) in the written agreement with the Participant that acceleration in payment of an Award shall also be subject to discounting to reasonably reflect the time value of money using any reasonable discount rate selected by the Committee in accordance with Treasury Regulations under Code Section 162(m).

          (l)    Indemnification.    To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons (including without limitation Employees) who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

          (m)    Restrictions.    Any Award shall be subject to such Company policies (including without limitation any policies on insider trading, recoupment of compensation, stock ownership requirements) and transfer restrictions as the Company or Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares or Employees generally and shall also comply to the extent necessary with applicable law.

          (n)    Policy on Recoupment.    The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies as may be adopted and/or modified from time to time by the Company and/or applicable law (each, a "Clawback Policy"). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award agreement or otherwise, in accordance with the Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by the Company's Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant's Awards (and/or awards issued under any of the Prior Plans) may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

STAAR SURGICAL COMPANY, a Delaware corporation
By: Samuel Gesten
Its: Secretary
Date: June 9, 2014

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000214530_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Mark B. Logan 02 Barry Caldwell 03 Charles Slacik 04 Richard A. Meier 05 John. C. Moore 06 Kathryn Tunstall 07 Caren Mason STAAR SURGICAL COMPANY 1911 WALKER AVENUE MONROVIA, CA 9116 ATTN: SAMUEL GESTEN, CORP. SEC. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5 For Against Abstain 2. Amendment and Restatement of the 2003 Omnibus Equity Incentive Plan. 3. Amendment and Restatement of each of the Certificate of Incorporation and By-laws. 4. Ratification of BDO USA, LPP as the Company's independent registered public accounting firm for the year ending January 2, 2015. 5. Advisory vote to approve STAAR's compensation of its named executive officers. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000214530_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . STAAR SURGICAL COMPANY Annual Meeting of Stockholders June 9, 2014 8:30 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Barry Caldwell and Deborah Andrews, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of STAAR SURGICAL COMPANY held of record by the undersigned at the close of business on April 17, 2014 at the Annual Meeting or any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 9, 2014
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Security Ownership of Principal Stockholders and Management
PROPOSAL NO.1 ELECTION OF DIRECTORS
2013 Director Compensation
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Bonuses for 2013 Performance
Long-Term Equity Compensation
Summary Compensation
Grants of Plan-Based Awards for Fiscal Year Ended January 3, 2014
Outstanding Equity Awards at Fiscal Year-End January 3, 2014
Option Exercises and Stock Vested as of Fiscal Year-End January 3, 2014
Change in Control and Termination Payment and Benefit Estimates As of January 3, 2014
EMPLOYMENT AGREEMENTS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2 AMENDMENT AND RESTATEMENT OF 2003 OMNIBUS EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 AMENDMENT AND RESTATEMENT OF RESTATED CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS
PROPOSAL NO. 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL No. 5 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Section 16(a) Beneficial Ownership Reporting Compliance
ANNUAL REPORT ON FORM 10-K
  Appendix A
RESTATED CERTIFICATE OF INCORPORATION OF STAAR SURGICAL COMPANY
  Appendix B
AMENDED AND RESTATED BYLAWS STAAR Surgical Company (a Delaware Corporation)
  Appendix C
STAAR SURGICAL COMPANY AMENDED AND RESTATED 2003 OMNIBUS EQUITY INCENTIVE PLAN (Effective June 9, 2014)